UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21532

FRANK FUNDS

(Exact Name of Registrant as Specified in Charter)

781 Crandon Blvd. Unit 602

Key Biscayne, FL 33149

(Address of Principal Executive Offices)  (Zip Code)

Brian J. Frank, Frank Capital Partners LLC

781 Crandon Blvd. Unit 602

Key Biscayne, FL 33149

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  973-887-7698

Date of fiscal year end: June 30

Date of reporting period: June 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL SHAREHOLDER REPORT

June 30, 2025

FRANK VALUE FUND – INVESTOR CLASS

FRNKX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Frank Value Fund – Investor Class – FRNKX (the “Fund”) for the period July 1, 2024 to June 30, 2025.

You can find additional information about the Fund at https://frankfunds.com. You can also request this information by contacting us at 1-888-217-5426.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Frank Value Fund – Investor Class	$ 154	1.37%

*Annualized

Management Discussion of Fund Performance

The Frank Value Fund Investor Class returned 24.56% in the year ended June 30, 2025, compared to 11.53% for its benchmark, the Russell Midcap Value Index.

Strategy

Frank Capital Partners, LLC, the advisor to the Frank Value Fund, employs a high-conviction strategy investing in 20 to 30 US-listed s/mid cap value equities. The strategy favors catalysts such as material share repurchases or debt reduction to unlock value. With an unconstrained, benchmark agnostic strategy, the manager maintains flexibility with the ability to invest outside of indices and freedom in sector weightings.

Techniques

The advisor’s security selection approach demanding low-valuation, high-quality, and unlocking catalysts also boosted returns. The information below provides detailed descriptions of catalyst-driven allocations employed during the year.

NRG Energy

The advisor initiated a position in NRG in July of 2023 at an average price of $37. The market valued the company at $8 billion. Management committed to a $2.7 billion stock repurchase for 2024 and 2025, roughly 11% of shares outstanding per year, in addition to paying a 4% dividend. As of June 30, 2025, NRG trades at $160.58, returning over 330% before dividends for the Frank Value Fund. The advisor has trimmed NRG but currently maintains a core position.

Garrett Motion

The advisor initiated a position in Garrett Motion in February 2024 at an initial price of $9. The market valued the company at $2.1 billion while free cash flow production was $400 million. Management authorized a share repurchase for $350 million, or 17% of shares outstanding. Since February 2024, the company’s share count has declined from 242 million shares to 205 million, with additional repurchases authorized in 2025. As of June 30, 2025, Garrett Motion traded at $10.51, returning about 30% before dividends for the Frank Value Fund. The advisor is maintaining its position in Garrett Motion currently.

We sincerely thank you for being a shareholder of the Frank Value Fund and look forward to working for you in the future.

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Frank Value Fund – Investor Class	24.56%	11.52%	6.25%
Russell Mid Cap Value Index	11.53%	13.71%	8.39%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-888-217-5426.

FUND STATISTICS

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$25,774,710	22	105.26%	$202,764

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

Portfolio composition subject to change.

top ten holdings

(% of Net Assets)

1.	NRG Energy, Inc.	10.05%
2.	Nintendo Co. Ltd. ADR	7.49%
3.	Vistra Corp.	5.52%
4.	Cantaloupe, Inc.	5.27%
5.	Hershey Co.	5.17%
6.	Expedia Group, Inc.	5.09%
7.	PayPal Holdings, Inc.	5.06%
8.	Starbucks Corp.	5.03%
9.	J.M. Smucker Co.	4.82%
10.	Garrett Motion, Inc. (Switzerland)	4.74%
	Total % of Net Assets	58.24%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Frank Value Fund at 1-888-217-5426, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://frankfunds.com or contact us at 1-888-217-5426.

ANNUAL SHAREHOLDER REPORT

June 30, 2025

FRANK VALUE FUND - CLASS C

FNKCX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Frank Value Fund - Class C – FNKCX (the “Fund”) for the period July 1, 2024 to June 30, 2025.

You can find additional information about the Fund at https://frankfunds.com. You can also request this information by contacting us at 1-888-217-5426.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Frank Value Fund – Class C	$ 237	2.12%

*Annualized

Management Discussion of Fund Performance

The Frank Value Fund Class C returned 23.65% in the year ended June 30, 2025, compared to 11.53% for its benchmark, the Russell Midcap Value Index.

Strategy

Frank Capital Partners, LLC, the advisor to the Frank Value Fund, employs a high-conviction strategy investing in 20 to 30 US-listed s/mid cap value equities. The strategy favors catalysts such as material share repurchases or debt reduction to unlock value. With an unconstrained, benchmark agnostic strategy, the manager maintains flexibility with the ability to invest outside of indices and freedom in sector weightings.

Techniques

The advisor’s security selection approach demanding low-valuation, high-quality, and unlocking catalysts also boosted returns. The information below provides detailed descriptions of catalyst-driven allocations employed during the year.

NRG Energy

The advisor initiated a position in NRG in July of 2023 at an average price of $37. The market valued the company at $8 billion. Management committed to a $2.7 billion stock repurchase for 2024 and 2025, roughly 11% of shares outstanding per year, in addition to paying a 4% dividend. As of June 30, 2025, NRG trades at $160.58, returning over 330% before dividends for the Frank Value Fund. The advisor has trimmed NRG but currently maintains a core position.

Garrett Motion

The advisor initiated a position in Garrett Motion in February 2024 at an initial price of $9. The market valued the company at $2.1 billion while free cash flow production was $400 million. Management authorized a share repurchase for $350 million, or 17% of shares outstanding. Since February 2024, the company’s share count has declined from 242 million shares to 205 million, with additional repurchases authorized in 2025. As of June 30, 2025, Garrett Motion traded at $10.51, returning about 30% before dividends for the Frank Value Fund. The advisor is maintaining its position in Garrett Motion currently.

We sincerely thank you for being a shareholder of the Frank Value Fund and look forward to working for you in the future.

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Frank Value Fund – Class C	23.65%	10.70%	5.46%
Russell Mid Cap Value Index	11.53%	13.71%	8.39%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-888-217-5426.

FUND STATISTICS

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$25,774,710	22	105.26%	$202,764

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

Portfolio composition subject to change.

top ten holdings

(% of Net Assets)

1.	NRG Energy, Inc.	10.05%
2.	Nintendo Co. Ltd. ADR	7.49%
3.	Vistra Corp.	5.52%
4.	Cantaloupe, Inc.	5.27%
5.	Hershey Co.	5.17%
6.	Expedia Group, Inc.	5.09%
7.	PayPal Holdings, Inc.	5.06%
8.	Starbucks Corp.	5.03%
9.	J.M. Smucker Co.	4.82%
10.	Garrett Motion, Inc. (Switzerland)	4.74%
	Total % of Net Assets	58.24%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Frank Value Fund at 1-888-217-5426, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://frankfunds.com or contact us at 1-888-217-5426.

ANNUAL SHAREHOLDER REPORT

June 30, 2025

FRANK VALUE FUND – INSTITUTIONAL CLASS

FNKIX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Frank Value Fund – Institutional Class – FNKIX (the “Fund”) for the period July 1, 2024 to June 30, 2025.

You can find additional information about the Fund at https://frankfunds.com. You can also request this information by contacting us at 1-888-217-5426.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Frank Value Fund – Institutional Class	$ 126	1.12%

*Annualized

Management Discussion of Fund Performance

The Frank Value Fund Institutional Class returned 24.91% in the year ended June 30, 2025, compared to 11.53% for its benchmark, the Russell Midcap Value Index.

Strategy

Frank Capital Partners, LLC, the advisor to the Frank Value Fund, employs a high-conviction strategy investing in 20 to 30 US-listed s/mid cap value equities. The strategy favors catalysts such as material share repurchases or debt reduction to unlock value. With an unconstrained, benchmark agnostic strategy, the manager maintains flexibility with the ability to invest outside of indices and freedom in sector weightings.

Techniques

The advisor’s security selection approach demanding low-valuation, high-quality, and unlocking catalysts also boosted returns. The information below provides detailed descriptions of catalyst-driven allocations employed during the year.

NRG Energy

The advisor initiated a position in NRG in July of 2023 at an average price of $37. The market valued the company at $8 billion. Management committed to a $2.7 billion stock repurchase for 2024 and 2025, roughly 11% of shares outstanding per year, in addition to paying a 4% dividend. As of June 30, 2025, NRG trades at $160.58, returning over 330% before dividends for the Frank Value Fund. The advisor has trimmed NRG but currently maintains a core position.

Garrett Motion

The advisor initiated a position in Garrett Motion in February 2024 at an initial price of $9. The market valued the company at $2.1 billion while free cash flow production was $400 million. Management authorized a share repurchase for $350 million, or 17% of shares outstanding. Since February 2024, the company’s share count has declined from 242 million shares to 205 million, with additional repurchases authorized in 2025. As of June 30, 2025, Garrett Motion traded at $10.51, returning about 30% before dividends for the Frank Value Fund. The advisor is maintaining its position in Garrett Motion currently.

We sincerely thank you for being a shareholder of the Frank Value Fund and look forward to working for you in the future.

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Frank Value Fund – Institutional Class	24.91%	11.81%	6.52%
Russell Mid Cap Value Index	11.53%	13.71%	8.39%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-888-217-5426.

FUND STATISTICS

	PORTFOLIO	PORTFOLIO	ADVISORY FEES
NET ASSETS:	HOLDINGS:	TURNOVER:	PAID BY FUND:
$25,774,710	22	105.26%	$202,764

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors the underlying securities represent as a percentage of the portfolio of investments.

Sectors are based on Morningstar® classifications.

Portfolio composition subject to change.

top ten holdings

(% of Net Assets)

1.	NRG Energy, Inc.	10.05%
2.	Nintendo Co. Ltd. ADR	7.49%
3.	Vistra Corp.	5.52%
4.	Cantaloupe, Inc.	5.27%
5.	Hershey Co.	5.17%
6.	Expedia Group, Inc.	5.09%
7.	PayPal Holdings, Inc.	5.06%
8.	Starbucks Corp.	5.03%
9.	J.M. Smucker Co.	4.82%
10.	Garrett Motion, Inc. (Switzerland)	4.74%
	Total % of Net Assets	58.24%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Frank Value Fund at 1-888-217-5426, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit https://frankfunds.com or contact us at 1-888-217-5426.

ANNUAL SHAREHOLDER REPORT

June 30, 2025

CAMELOT EVENT-DRIVEN FUND – CLASS A

EVDAX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Camelot Event-Driven Fund – Class A – EVDAX (the “Fund”) for the period July 1, 2024 to June 30, 2025.

You can find additional information about the Fund at http://cameloteventdrivenfund.com. You can also request this information by contacting us at 1-866-706-9790.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Camelot Event-Drive Fund – Class A	$ 210	2.00%

*Annualized

Management Discussion of Fund Performance

The Camelot Event-Driven Fund Class A returned 9.93% for the fiscal year ended June 30, 2025, compared to 5.39% for the HFRX Event-Driven Index.

The Fund maintained a cautious positioning throughout the year, employing hedges in its activist and special situations substrategy while also holding treasury securities, whose yield compared favorably with the opportunities available in merger arbitrage but without the downside associated with deal risk.

Strategy

Camelot Event-Driven Advisors, LLC, the advisor to the Camelot Event-Driven Fund, employs an event-driven strategy targeting pricing inefficiencies created by several types of company-specific events.

The fund continued to maintain its largest allocations to activist investments and special situations throughout the year. Activist activity was strong throughout the period.

Merger arbitrage remains a relatively small allocation compared to allocations in the past. The risk/return profile of this strategy still has not reached a level where larger allocations would be warranted. In fact, Treasury yields continue to trade at levels where government bonds are an attractive substitute for a merger arbitrage allocation. The fund has also exercised appraisal rights in a number of its portfolio holdings.

 Similarly, distressed opportunities remain a small albeit increasing fraction of the portfolio. The maintains its small allocation to the distressed bonds of Chinese real estate developers, who, in the opinion of the team, are experiencing a liquidity crunch rather than a solvency crisis and provide unusually asymmetric risk/return profiles. Some of the bonds have undergone restructurings.

I thank all of our investors for your continued support and investment and wish you a prosperous year.

Camelot Event-Driven Fund Portfolio Manager

Thomas Kirchner

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Camelot Event Driven Fund - Class A (with load)	3.90%	12.10%	7.60%
Camelot Event Driven Fund - Class A (without load)	9.93%	13.38%	8.21%
HFRX Event-Driven Index	5.39%	2.64%	0.38%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-866-706-9790.

FUND STATISTICS

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS):
$94,922,772	281	76.80%	$1,124,271

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors or investment type, while the underlying securities represent as a percentage of the portfolio of investments.

Categorizations above are made using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes written options.

top ten holdings

(% of Net Assets)

1.	Crown Castle, Inc.	5.74%
2.	BioMarin Pharmaceutical, Inc.	5.35%
3.	Chevron Corp.	4.83%
4.	Goldman Sachs Tr Financial Square Government Fund – Institutional Class	4.82%
5.	Phillips 66	4.78%
6.	Newmont Corp.	4.42%
7.	US Treasury Note, 4.50%, 11/15/2033	4.33%
8.	Starbucks Corp.	3.86%
9.	Occidental Petroleum Corp.	3.76%
10.	TreeHouse Foods, Inc.	3.31%
	Total % of Net Assets	45.20%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Camelot Event-Drive Fund at 1-866-706-9790, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit http://cameloteventdrivenfund.com or contact us at 1-866-706-9790.

ANNUAL SHAREHOLDER REPORT

June 30, 2025

CAMELOT EVENT-DRIVEN FUND – INSTITUTIONAL CLASS

EVDIX

ADDITIONAL INFORMATION

This annual shareholder report contains important information about the Camelot Event-Drive Fund – Institutional Class – EVDIX (the “Fund) for the period July 1, 2024 to June 30, 2025.

You can find additional information about the Fund at http://cameloteventdrivenfund.com. You can also request this information by contacting us at 1-866-706-9790.

expense Information

What were the Fund costs for the past year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment *

Camelot Event-Drive Fund – Institutional Class	$ 184	1.75%

*Annualized

Management Discussion of Fund Performance

The Camelot Event-Driven Fund Institutional Class returned 10.18% for the fiscal year ended June 30, 2025, compared to 5.39% for the HFRX Event-Driven Index.

The Fund maintained a cautious positioning throughout the year, employing hedges in its activist and special situations substrategy while also holding treasury securities, whose yield compared favorably with the opportunities available in merger arbitrage but without the downside associated with deal risk.

Strategy

Camelot Event-Driven Advisors, LLC, the advisor to the Camelot Event-Driven Fund, employs an event-driven strategy targeting pricing inefficiencies created by several types of company-specific events.

The fund continued to maintain its largest allocations to activist investments and special situations throughout the year. Activist activity was strong throughout the period.

Merger arbitrage remains a relatively small allocation compared to allocations in the past. The risk/return profile of this strategy still has not reached a level where larger allocations would be warranted. In fact, Treasury yields continue to trade at levels where government bonds are an attractive substitute for a merger arbitrage allocation. The fund has also exercised appraisal rights in a number of its portfolio holdings.

Similarly, distressed opportunities remain a small albeit increasing fraction of the portfolio. The maintains its small allocation to the distressed bonds of Chinese real estate developers, who, in the opinion of the team, are experiencing a liquidity crunch rather than a solvency crisis and provide unusually asymmetric risk/return profiles. Some of the bonds have undergone restructurings.

 I thank all of our investors for your continued support and investment and wish you a prosperous year.

Camelot Event-Driven Fund Portfolio Manager

Thomas Kirchner

Performance graph

AVERAGE ANNUAL RETURNS

	One Year	Five Year	Ten Year
Camelot Event Driven Fund - Institutional Class	10.18%	13.70%	8.51%
HFRX Event-Driven Index	5.39%	2.64%	0.38%

Cumulative Performance Comparison of $10,000 Investment

Past performance is not a good predictor of future performance. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Updated performance data current to the most recent month-end can be obtained by calling 1-866-706-9790.

FUND STATISTICS

			ADVISORY FEES
	PORTFOLIO	PORTFOLIO	PAID BY FUND
NET ASSETS:	HOLDINGS:	TURNOVER:	(NET OF WAIVERS):
$94,922,772	281	76.80%	$1,124,271

PORTFOLIO ILLUSTRATION

The following chart gives a visual breakdown of the Fund by the sectors or investment type, while the underlying securities represent as a percentage of the portfolio of investments.

Categorizations above are made using Morningstar® classifications.

Portfolio composition is subject to change.

Excludes written options.

top ten holdings

(% of Net Assets)

1.	Crown Castle, Inc.	5.74%
2.	BioMarin Pharmaceutical, Inc.	5.35%
3.	Chevron Corp.	4.83%
4.	Goldman Sachs Tr Financial Square Government Fund – Institutional Class	4.82%
5.	Phillips 66	4.78%
6.	Newmont Corp.	4.42%
7.	US Treasury Note, 4.50%, 11/15/2033	4.33%
8.	Starbucks Corp.	3.86%
9.	Occidental Petroleum Corp.	3.76%
10.	TreeHouse Foods, Inc.	3.31%
	Total % of Net Assets	45.20%

Householding

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact Camelot Event-Drive Fund at 1-866-706-9790, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, visit http://cameloteventdrivenfund.com or contact us at 1-866-706-9790.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. This is because the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2025  $ 33,000

FY 2024  $ 45,500

(b)

Audit-Related Fees

Registrant Adviser

FY 2025                                    $ 0          $ 0

FY 2024                                    $ 0          $ 0

(c)

Tax Fees

Registrant Adviser

FY 2025                                $ 5,400       $ 0

FY 2024                                $ 8,100       $ 0

Nature of the fees: Preparation of tax returns

(d)

All Other Fees

Registrant Adviser

FY 2025                                    $ 0          $ 0

FY 2024                                    $ 0          $ 0

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant Adviser

FY 2025                               $ 5,400        $ 0

FY 2024                               $ 8,100       $ 0

(h)        Not Applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)        Not Applicable.

(j)       Not Applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6.  Schedule of Investments.  Not applicable – Schedule filed with Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Companies.

FRANK FUNDS

FRANK VALUE FUND

Investor Class – FRNKX

Class C – FNKCX

Institutional Class – FNKIX

CAMELOT EVENT DRIVEN FUND

Class A - EVDAX

Institutional Class - EVDIX

ANNUAL FINANCIAL STATEMENTS

June 30, 2025

	Value Fund

Schedule of Investments
June 30, 2025

Shares		Fair Value

COMMON STOCKS - 95.29%

Bottled & Canned Soft Drinks & Carbonated Waters - 1.97%
10,928	Celsius Holdings, Inc. *	$ 506,950

Calculating & Accounting Machines (No Electronic Computers) - 5.27%
123,493	Cantaloupe, Inc. *	1,357,188

Canned, Fruits, Veg, Preserves, Jams & Jellies - 4.82%
12,653	J.M. Smucker Co.	1,242,525

Electric Services - 15.57%
16,139	NRG Energy, Inc.	2,591,601
7,341	Vistra Corp.	1,422,759
		4,014,360
Functions Related To Depository Banking - 4.44%
11,295	Euronet Worldwide, Inc. *	1,145,087

Hotels, Rooming Houses, Camps & Other Lodging Places - 4.53%
50,526	Civeo Corp.	1,166,645

Malt Beverages - 3.02%
16,191	Molson Coors Beverage Co. Class B	778,625

Motor Vehicle Parts& Accessories - 4.74%
116,348	Garrett Motion, Inc. (Switzerland)	1,222,817

Retail-Eating & Drinking Places - 5.03%
14,145	Starbucks Corp.	1,296,106

Services-Business Services - 7.49%
8,414	Ebay, Inc.	626,506
17,539	PayPal Holdings, Inc. *	1,303,499
		1,930,005
Services-Motion Picture & Video Tape Production - 4.64%
74,373	Starz Entertainment Corp. *	1,195,174

Services-Prepackaged Software - 4.33%
59,023	Opera Ltd. ADR	1,115,535

Sugar & Confectionery Products - 5.17%
8,030	Hershey Co.	$ 1,332,579

Television Broadcasting Stations - 7.60%
6,966	Nexstar Media Group, Inc.	1,204,770
44,977	Tegna, Inc.	753,815
		1,958,585
Transportation Services - 5.09%
7,778	Expedia Group, Inc.	1,311,993

Video Game Equipment - 7.49%
80,410	Nintendo Co. Ltd. ADR	1,931,448

Wholesale-Groceries, General Line - 4.09%
45,171	United Natural Foods, Inc. *	1,052,936

TOTAL FOR COMMON STOCKS (Cost $18,938,552) - 95.29%		24,558,558

REAL ESTATE INVESTMENT TRUSTS - 3.51%
27,818	Net Lease Office Properties *	905,476
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $693,828) - 3.51%		905,476

MONEY MARKET FUND - 0.54%
139,594	Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio 4.12% **	139,594
TOTAL FOR MONEY MARKET FUND (Cost $139,594) - 0.54%		139,594

TOTAL INVESTMENTS (Cost $19,771,974) *** - 99.34%		25,603,628

ASSETS IN EXCESS OF LIABILITIES, NET - 0.66%		171,082

NET ASSETS - 100.00%		$ 25,774,710

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2025.
*** Refer to Note 12 for tax cost.
ADR - American Depositary Receipt.
The accompanying notes are an integral part of these financial statements.

	Camelot Fund

Schedule of Investments
June 30, 2025

Shares		Fair Value

COMMON STOCKS - 70.34%

Air Transportation, Scheduled - 1.20%
35,000	Southwest Airlines Co (a) (b)	$ 1,135,400

Aircraft Engines & Engine Parts - 0.74%
3,000	Honeywell International, Inc. (a)	698,640

Arrangement of Transportation of Freight & Cargo - 0.00%
500	PS International Group Ltd. (Hong Kong) *	191

Automotive - 0.00%
5,926	Exide Technologies ^ † *	0
101,663	Flyht Aerospace Solutions Ltd. (Canada) ^ † *	0
		0
Bakery Products - 0.43%
479,411	Bab, Inc.	405,917

Biotech & Pharma - 0.00%
167,850	Inyx, Inc. ● *	0

Canned, Frozen & Preserved Fruit, Veg & Food Specialties - 6.19%
4,000	J.M. Smucker Co. (a)	392,800
45,000	Lamb Weston Holdings, Inc. (a)	2,333,250
162,000	TreeHouse Foods, Inc. (a) *	3,146,040
		5,872,090
Communication Services - 0.10%
4,675	Intelsat Emergence SA (Luxembourg) ● *	98,175

Construction & Engineering - 0.12%
25,935	WeBuild SpA ADR	109,910

Crude Pretoleum & Natural Gas - 6.05%
23,000	Devon Energy Corp. (b)	731,630
10,500	Diamondback Energy, Inc. (a)	1,442,700
85,000	Occidental Petroleum Corp. (a) (b)	3,570,850
		5,745,180
Drilling Oil & Gas Wells - 0.00%
2	Seadrill Ltd. (Bermuda) *	53

Electric Housewares & Fans - 0.15%
5,000	Helen of Troy Ltd. (Bermuda) (a) (b) *	141,900

Farm Machinery & Equipment - 0.00%
184	Nature's Miracle Holding, Inc. *	12

Financial Services - 0.63%
2,000,000	Sino-Ocean Group Holdings Ltd. (China) *	22,421
15,000	SBI Holdings, Inc. (Japan)	523,623
300,000	Sunac China Holdings Ltd. (China) *	54,650
		600,694
Footwear, (No Rubber) - 2.19%
33,000	Skechers USA, Inc. *	2,082,300

Gaming, Lodging & Restaurants - 0.09%
10,000	Guoco Group Ltd. (Bermuda)	90,065

Gold and Silver Ores - 13.20%
17,500	Agnico Eagle Mines Ltd. (Canada) (a) (b)	$ 2,081,275
630,200	B2Gold Corp. (Canada)	2,275,022
55,000	Barrick Mining Corp. (Canada) (a) (b)	1,145,100
72,000	Newmont Corp. (a) (b)	4,194,720
195,000	Seabridge Gold, Inc. (Canada) (a) *	2,831,400
		12,527,517
Hospital & Medical Service Plans - 5.44%
9,000	Humana, Inc. (a) (b)	2,200,320
9,500	UnitedHealth Group, Inc. (a)	2,963,715
		5,164,035
Industrial Inorganic Chemicals - 1.19%
4,000	Air Products & Chemicals, Inc. (a) (b)	1,128,240

Industrial Products - 0.08%
3,200	Gates Industrial Corp. PLC *	73,696

Industrial Services - 0.04%
1,022,580	Astaldi SpA SPF (Italy) † ● *	40,903

Internet Content & Information - 0.22%
1,500	Scout24 SE ADR	207,180

Investment Companies - 0.26%
15,000	A SPAC II Acquisition Corp. (Hong Kong) ● *	172,350
3,100	Ares Acquisition Corp. II Class A *	35,402
3,600	Nabors Energy Transition Corp II *	40,716
		248,468
Media - 0.78%
50,000	Apogee 21 Holdings, Inc. *	0
11,249	Clear Channel Outdoor Holdings, Inc. *	13,161
65,388	Prosus N.V. ADR *	727,768
		740,929
Metals & Mining - 0.00%
109,444	Sacre-Coeur Minerals Ltd. (Canada) ^ † *	0

Oil, Gas & Coal - 4.83%
32,000	Chevron Corp. (a) (b)	4,582,080

Perfumes, Cosmetics & Other Toilet Preparations - 0.67%
7,000	Colgate-Palmolive Co. (a)	636,300

Petroleum Refining - 8.04%
25,000	BP PLC ADR (a)	748,250
4,000	Marathon Petroleum Corp. (a)	664,440
38,000	Phillips 66 (a) (b)	4,533,400
45,000	Suncor Energy, Inc. (Canada) (a)	1,685,250
		7,631,340
Pharmaceutical Preparations - 6.14%
92,456	BioMarin Pharmaceutical, Inc. (a) (b) *	5,082,306
4,000	Blueprint Medicines Corp. *	512,720
30,000	Emisphere Technologies, Inc. Δ ● *	234,300
		5,829,326
Plastics Products - 0.75%
10,000	Covestro AG (Germany) *	713,700

Radio & TV Broadcasting & Communications Equipment - 0.72%
15,000	BlackSky Technology, Inc. Class A (a) *	308,700
70,000	KVH Industries, Inc. (b) *	373,100
		681,800
Radio Broadcasting Stations - 0.15%
4,610	iHeartMedia, Inc. Class A *	$ 8,114
5,862	Sirius XM Holdings, Inc.	134,650
		142,764
Real Estate - 0.04%
20,000	Greentown China Holdings Ltd. (China)	24,077
150,000	Ronshine China Holdings Ltd. (China) *	3,975
500,000	Times China Holdings Ltd. (China) *	12,229
		40,281
Retail - 1.04%
10,000	Dollar Tree, Inc. (a) (b) *	990,400

Retail - Department Stores - 0.00%
791	NWA SEN † *	0

Retail - Eatting & Drinking Places - 3.86%
40,000	Starbucks Corp. (a) (b)	3,665,200

Services-Business Services - 0.59%
7,000	Akamai Technologies, Inc. (a) *	558,320

Services-Computer Processing & Data Preparation - 0.41%
29,000	Sohu.com Ltd. ADR *	385,990

Services-Computer Programming, Data Processing, Etc. - 1.01%
31,000	Match Group, Inc. (a) (b)	957,590

Services-Educational Services - 0.06%
59,708	TCTM Kids IT Education, Inc. (China) *	60,371

Services-Employment Agencies - 0.07%
15,400	51job, Inc. ADR ● Δ *	71,148

Services-General Medical & Surgical Hospitals - 0.52%
22,000	Surgery Partners, Inc. (a) *	489,060

Services-Miscellaneous Amusement & Recreation - 0.88%
4,000	Madison Square Garden Sports Corp. Class A (a) *	835,800

Services-Prepackaged Software - 0.81%
50,000	AvidXchange Holdings, Inc. *	489,500
12,000	Rapid7, Inc. (a) *	277,560
		767,060
Surgical & Medical Instruments & Apparatus - 0.00%
3,000	DIH Holding US, Inc. Class A *	735

Telecommunications - 0.02%
44,529	NII Holdings, Inc. ^ Δ *	22,264

Waste & Environmental Services & Equipment - 0.00%
43,000	Strategic Environmental & Energy Resources, Inc. ^ † # *	890

Wholesale-Misc Durable Goods - 0.63%
20,000	Radius Recycling, Inc. Class A	593,800

TOTAL FOR COMMON STOCKS (Cost $68,355,241) - 70.34%		66,767,714

REAL ESTATE INVESTMENT TRUSTS - 8.25%
53,000	Crown Castle, Inc. (a) (b)	$ 5,444,690
3,000	Equinix, Inc. (a)	2,386,410
TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $7,048,091) - 8.25%		7,831,100

ESCROW SHARES - 0.00%
1,777	Exide Technologies ^ † *	0
33,000	Pershing Square Tontine Holdings Ltd. *	0
TOTAL FOR ESCROW SHARES (Cost $1,687) - 0.00%		0

ASSET-BACKED SECURITIES - 0.08%
2,466	AFC Home Equity Loan Trust Series 2000-02 Class 1A, 5.23% (1 Month SOFR USD + 0.90448%), 6/25/2030 ** ●	2,350
60,179	Citigroup Mortgage Loan Trust, Inc. Series 2005-OPT1 Class M3, 3.96% (1 Month SOFR USD + 0.81948%), 2/25/2035 ** ●	56,134
416,212	Countrywide Asset-Backed Certificates Series 2007-11 Class 2M2, 3.93% (1 Month SOFR USD + 0.43448%), 6/25/2047 ** ●	15,208
TOTAL FOR ASSET-BACKED SECURITIES (Cost $101,044) - 0.08%		73,692

CONTINGENT VALUE RIGHTS - 0.00%

Miscellaneous Manufacturing Industries - 0.00%
1,000	TOYO Co., Ltd. (Cayman Islands) *	3,700

Pharmaceutical Preparations - 0.00%
60,000	OptiNose, Inc. *	0
60,000	Regulus Therapeutics, Inc. *	0
		0
Radio & TV Broadcasting & Communications Equipment - 0.00%
145,009	KVH Industries, Inc. *	0

TOTAL FOR CONTINGENT VALUE RIGHTS (Cost $0) - 0.00%		3,700

CONVERTIBLE BONDS - 0.02%

Radio Telephone Communications - 0.00%
88,196	Digicel Group 0.5 Ltd. Private Placement Series 144A Conv. (Bermuda) 7.00% Perpetual # ●	4,674

Real Estate - 0.02%
2,001,128	Sino-Ocean Group Holdings Ltd. Series MCB (China) 0.00%, due 3/27/2027 ●	15,441

TOTAL FOR CONVERTIBLE BONDS (Cost $49,521) - 0.02%		20,115

CORPORATE BONDS - 1.71%

Automotive - 0.00%
546,810	Exide Technologies 11.00%, 4/30/2022 + † ^ #	0

Financial Services - 0.70%
1,000,000	CIFI Holdings Group Co. Ltd. 6.55%, 03/28/2024 (China) + ●	94,500
5,000,000	Hejun Shunzie Investment, 11.00%, 6/4/2022 + ●	50
5,000,000	Hellas Telecommunication Luxembourg II SCA Series 144a (United Kingdom) 6.054%, (3 Month LIBOR USD + 5.75%) 1/15/2015 + ^ # †	6,250
100,000	Lehman Brothers Holdings, Inc. Series LEHN 5.50%, 02/27/2020 + ●	40
130,000	Lehman Brothers Holdings, Inc. Series MTNG 0.00% (1 Month CPI YOY + 2.25%), 07/08/2014 ** + ●	52
4,400,000	Red Sun Properties Group 7.30%, 01/13/2025 + ●	55,000
4,295,256	Sunac China Holdings Ltd. Series REGS 7.25%, 09/30/2030 (China) ●	506,153
		662,045
Oil, Gas & Coal - 0.05%
51,830	Paratus Energy Services Ltd. Series 144A (United Kingdom) 9.000%, 07/15/2026 ●	51,597

Radio Telephone Communications - 0.01%
28,351	Digicel Group 0.5 Ltd. Private Placement Series 144A (Bermuda) 8.0%, 04/01/2025 + # ●	$ 5,212

Retail-Grocery Stores - 0.00%
50,000	Winn Dixie Stores, Inc. 8.875%, 4/01/2008 ●	0

Real Estate - 0.75%
239,850	CFLD Cayman Investment Series REgS (China) 2.50%, 01/31/2031 ●	4,797
5,000,000	Jingrui Holdings Ltd. (China) 12.75%, 09/09/2023 + ●	12,500
3,000,000	Kaisa Group Holdings Ltd. (China) 9.375%, 6/30/2024 + ●	127,500
2,000,000	KWG Group Holdings Ltd. (China) 7.40%, 01/13/2027 + ●	121,000
3,000,000	Redco Properties Group Ltd. (China) 11.00%, 08/06/2023 + ●	15,000
1,200,001	RongChangDa Development (Bvi) Ltd. (China) 3.00%, 03/29/2028 ● *	22,245
249,999	RongChangDa Development (Bvi) Ltd. (China) 3.00%, 03/29/2028 + ● *	4,375
3,000,000	Ronshine China Holdings Ltd. (China) 8.75%, 10/25/2022 + ●	24,000
1,000,000	Ronshine China Holdings Ltd. (China) 7.35%, 12/15/2023 + ●	9,250
1,808,000	Shimao Group Holdings Ltd. ADR 5.20%, 01/30/2025 + ●	115,350
1,500,000	Shimao Group Holdings Ltd. ADR 5.20%, 01/16/2027 + ●	75,045
585,000	Sino-Ocean Group Holdings Ltd. Series 144A (China) 3.00%, 3/27/2033 ●	98,865
2,000,000	Times China Holdings Ltd. (China) 5.75%, 01/14/2027 + ●	65,000
505,000	Yuzhou Group Holdings Co. Ltd. (China) 5.375% (H15T5Y + 8.527%), Perpetual +●	13,888
6,000,000	Zhenro Properties Group 14.724% (H15T3Y + 13.414%), Perpetual +●	7,500
500,000	Zhenro Properties Group 6.63%, 01/07/2026 + ●	1,625
		717,940
Sovereign - 0.20%
1,000,000	Lebanese Republic Series GMTN (Lebanon) 6.15%, 6/19/2020 + ●	188,587

Venture Capital - 0.00%
25,000	Infinity Capital Group 7.00%, 12/31/2049 + ^ † #	0

TOTAL FOR CORPORATE BONDS (Cost $2,741,419) - 1.71%		1,625,381

MORTGAGE-BACKED SECURITIES - 0.01%
63,674	GNR Government National Mortgage Series 2019-108 Class NI, 4.00%, 8/20/2049 ~ ●	10,308
13,156	GSR Mortgage Loan Trust Series 2005-5F Class B2, 5.75%, 6/25/2035 ~ ●	0
TOTAL FOR MORTGAGE-BACKED SECURITIES (Cost $13,926) - 0.01%		10,308

MUNICIPAL BONDS - 0.16%

Puerto Rico - 0.16%
17,074	Puerto Rico Commonwealth Restructured Series A1 4.00%, 7/01/2037 ●	16,267
24,036	Puerto Rico Commonwealth Restructured Series A1 5.625%, 7/01/2029 ●	25,353
10,000	Puerto Rico Electric Power Authority Series CCC 4.25%, 7/01/2021 + ●	5,462
10,000	Puerto Rico Electric Power Authority Series CCC 4.25%, 7/01/2023 + ●	5,463
75,000	Puerto Rico Electric Power Authority Series DDD 3.50%, 7/01/2020 + ●	40,969
30,000	Puerto Rico Electric Power Authority Series DDD 3.625%, 7/01/2021 + ●	16,388
55,000	Puerto Rico Electric Power Authority Series TT 5.00%, 7/01/2020 + ●	30,044
15,000	Puerto Rico Electric Power Authority Series WW 5.50%, 7/01/2019 + ●	8,194
		148,140

TOTAL FOR MUNICIPAL BONDS (Cost $187,670) - 0.16%		148,140

PREFERRED STOCKS - 3.58%

Government Agencies - 3.57%
19,000	Federal Home Loan Mortgage Corp. Series B, 0.00%, (3 Month LIBOR USD + 0.1377%), Perpetual ∞ *	$ 338,580
4,500	Federal Home Loan Mortgage Corp. Series F 5.00%, Perpetual ∞ *	84,375
55,000	Federal Home Loan Mortgage Corp. Series H 5.10%, Perpetual ∞ *	1,039,500
10,600	Federal Home Loan Mortgage Corp. Series M 0.00%, (2 Year CMT + 0.10%) Perpetual ** ∞ *	193,450
42,879	Federal Home Loan Mortgage Corp. Series Q 0.00%, (2 Year CMT + 0.20%) Perpetual ** ∞ *	765,604
25,000	Federal Home Loan Mortgage Corp. Series S 0.00%, (3 Month LIBOR USD + 0.50%) Perpetual ** ∞ *	457,250
5,500	Federal National Mortgage Corp. Series H 5.81%, Perpetual ∞ *	121,110
700	Federal National Mortgage Corp. Series I 5.375%, Perpetual ∞ *	14,987
4,440	Federal National Mortgage Corp. Series M 4.75%, Perpetual ∞ *	94,350
360	Federal National Mortgage Corp. Series N 5.50%, Perpetual ∞ *	7,696
20,000	Federal National Mortgage Corp. Series T 8.25%, Perpetual ∞ *	274,800
		3,391,702
Real Estate - 0.01%
722	Brookfield Property Partners LP, 6.25%, 7/26/2081 (Bermuda)	10,751

TOTAL FOR PREFERRED STOCKS (Cost $1,291,235) - 3.58%		3,402,453

STRUCTURED NOTES - 0.08%

Financial Services - 0.00%
200,000	Lehman Brothers Holdings, Inc. Series MTN 8.75%, 2/14/2023 + **●	80
110,000	Lehman Brothers Holdings, Inc. Series MTN1 0.00%, (1 Month CPI YOY + 2.25%) 2/17/2015 + **●	44
100,000	Lehman Brothers Holdings, Inc. Series MTNG 7.00%, 1/28/2020 + **●	40
100,000	Lehman Brothers Holdings, Inc. Series MTNH, 8.25%, 9/23/2020 + **●	40
		204
Real Estate - 0.08%
857,626	Sino-Ocean Group Holdings Ltd. Series 144A (China) 1.00%, Perpetual ●	77,366

TOTAL FOR STRUCTURED NOTES (Cost $27,300) - 0.08%		77,570

UNITED STATES TREASURY NOTE BONDS - 8.28%
2,000,000	U.S. Treasury Note, 2.75%, 08/15/2032 ●	1,845,078
2,000,000	U.S. Treasury Note, 3.375%, 05/15/2033 ●	1,906,562
4,000,000	U.S. Treasury Note, 4.50%, 11/15/2033 ●	4,109,219
TOTAL FOR UNITED STATES TREASURY NOTE BONDS (Cost $7,828,540) - 8.28%		7,860,859

WARRANTS - 0.02% (c)

Communication Services - 0.00%
6	Intelsat Emergence SA, 2/17/2027 @ $60.15 (Notional Value $126) (Luxembourg) *	0

Farm Machinery & Equipment - 0.00%
2,500	Nature's Miracle Holding, Inc., 03/12/2029 @ $345.00 (Notional Value $163) *	13

Investment Companies - 0.00%
3,500	Investcorp Europe Acquisition Corp. I Class A, 11/23/2028 @ $11.50 (Notional Value $43,750) (Cayman Islands) *	0

Miscellaneous Electrical Machinery, Equipment & Supplies - 0.00%
2,000	Captivision, Inc., 11/16/2028 @ $11.50 (Notional Value $2,280) (Korea) *	44

Miscellaneous Manufacturing Industries - 0.00%
5,000	TOYO Co. Ltd., 01/10/2029 @ $11.50 (Notional Value $18,500) (Cayman Islands) *	500

Services-Automotive Repair, Services & Parking - 0.00%
300	SunCar Technology Group, Inc. Class A, 05/18/2028 @ $11.50 (Notional Value $765) (China) *	21

Services-Prepackaged Software - 0.02%
6,500	Airship AI Holdings, Inc. 12/31/2028 @ $4.50 (Notional Value $16,575) *	$ 12,935

Services-Computer Integrated Systems Design - 0.00%
2,066	Brand Engagement Network, Inc., 03/14/2029 @ $11.50 (Notional Value $909) *	62

Services-Computer Programming Services - 0.00%
375	Semantix, Inc. Class A, 08/04/2027 @ $11.50 (Notional Value $0) (Brazil) *	0

Surgical & Medical Instruments & Apparatus - 0.00%
30,000	DIH Holding US, Inc., 02/07/2028 @$11.50 (Notional Value $7,350) *	570

TOTAL FOR WARRANTS (Cost $0) - 0.02%		14,145

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $5,991,463) - 5.61%		5,323,190

MONEY MARKET FUND - 4.82%
4,573,226	Goldman Sachs Tr Financial Square Government Fund - Institutional Class 4.17% **	4,573,226
TOTAL FOR MONEY MARKET FUND (Cost $4,573,226) - 4.82%		4,573,226

TOTAL INVESTMENTS (Cost $98,210,363) *** - 102.96%		97,731,593

INVESTMENTS IN WRITTEN OPTIONS, AT VALUE (Premiums Received $8,781,794) - (9.18)%		(8,715,970)

ASSETS IN EXCESS OF LIABILITIES, NET - 6.22%	5,907,149

NET ASSETS - 100.00%	$ 94,922,772

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2025.
*** Refer to Note 12 for tax cost.
ADR - American Depositary Receipt.
SpA - "Società per Azioni," which is an Italian term for a public limited company
(a) Subject to written option contracts.
(b) All or a portion of this security is held as collateral for written options. Total value of collateral for written options is $41,958,201 representing 44.20% of net assets.
(c) The notional amount is calculated by multiplying outstanding shares by the spot price at June 30, 2025.
+ Default Bonds
∞ Distressed Securities
● Level 2 Security
~ Variable Rate Security. The coupon is based on an underlying pool of loans.
^ Indicates a fair valued security. Total market value for fair valued securities is $29,404 representing 0.03% of net assets and Level 3 securities.
# Denotes a restricted security that may be sold without restriction to "qualified institutional buyers" as defined in Rule 144A under the Securities Act of 1933, as amended, is $17,026 representing 0.02% of net assets.
† Indicates an illiquid security. Total market value for illiquid securities is $48,043 representing 0.05% of net assets.
Δ Indicates a delisted security. Total market value for delisted securities is $327,712 representing 0.35% of net assets.
The accompanying notes are an integral part of these financial statements.

Camelot Fund

Schedule of Purchased Options
June 30, 2025

CALL OPTIONS - 0.15% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

BP PLC (United Kingdom)	Susquehanna	250	$ 875,000	$ 35	1/15/2027	$ 36,250

Chevron Corp. ●	Susquehanna	50	850,000	170	12/18/2026	31,500

Occidental Petroleum Corp.	Susquehanna	190	760,000	40	9/19/2025	74,100

Total Call Options (Premiums Paid $189,720) - 0.15%						$ 141,850

PUT OPTIONS - 5.46% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Agnico Eagle Mines Ltd. (Canada) ●	Susquehanna	175	$ 1,400,000	$ 80	7/18/2025	$ 2,625

Air Products & Chemicals, Inc. ●	Susquehanna	15	495,000	330	9/19/2025	74,700

Air Products & Chemicals, Inc. ●	Susquehanna	25	825,000	330	1/16/2026	128,500

Akamai Technologies, Inc. ●	Susquehanna	70	525,000	75	1/15/2027	67,900

Barrick Mining Corp. (Canada) ●	Susquehanna	400	680,000	17	1/16/2026	17,400

Biomarin Pharmaceutical, Inc. ●	Susquehanna	40	260,000	65	1/16/2026	45,600

Biomarin Pharmaceutical, Inc. ●	Susquehanna	290	2,030,000	70	1/16/2026	445,150

Biomarin Pharmaceutical, Inc. ●	Susquehanna	320	1,920,000	60	1/15/2027	336,000

BP PLC (United Kingdom)	Susquehanna	250	800,000	32	1/15/2027	126,000

Chevron Corp. ●	Susquehanna	50	675,000	135	6/18/2026	51,625

Chevron Corp. ●	Susquehanna	190	2,470,000	130	1/15/2027	227,050

Colgate-Palmolive Co. ●	Susquehanna	70	665,000	95	1/16/2026	49,700

Crown Castle, Inc. ●	Susquehanna	110	935,000	85	1/15/2027	71,500

Crown Castle, Inc. ●	Susquehanna	110	962,500	88	1/15/2027	62,700

Crown Castle, Inc. ●	Susquehanna	180	1,755,000	98	1/15/2027	170,100

Devon Energy Corp.	Susquehanna	150	525,000	35	1/15/2027	101,700

Diamondback Energy, Inc. ●	Susquehanna	75	1,050,000	140	6/18/2026	141,000

Dollar Tree, Inc. ●	Susquehanna	100	1,050,000	105	1/16/2026	136,500

Equinix, Inc. ●	Susquehanna	10	700,000	700	12/18/2026	56,500

Equinix, Inc. ●	Susquehanna	10	740,000	740	12/18/2026	70,500

Helen of Troy Ltd. (Bermuda) ●	Susquehanna	50	275,000	55	1/16/2026	135,250

Honeywell International, Inc.	Susquehanna	30	630,000	210	1/16/2026	18,000

Humana, Inc. ●	Susquehanna	40	960,000	240	1/16/2026	99,800

Humana, Inc. ●	Susquehanna	50	1,300,000	260	1/16/2026	176,500

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

J.M. Smucker Co.	Susquehanna	40	$ 380,000	$ 95	1/16/2026	$ 22,000

Lamb Weston Holdings, Inc.	Susquehanna	450	2,250,000	50	1/16/2026	245,250

Madiscon Square Garden Sports Corp. ●	Susquehanna	40	740,000	185	8/15/2025	12,000

Match Group, Inc. ●	Susquehanna	310	930,000	30	1/16/2026	86,335

Newmont Corp. ●	Susquehanna	300	900,000	30	1/16/2026	9,750

Newmont Corp. ●	Susquehanna	420	1,680,000	40	12/18/2026	74,550

Occidental Petroleum Corp. ●	Susquehanna	80	420,000	53	1/16/2026	91,000

Occidental Petroleum Corp. ●	Susquehanna	100	475,000	48	6/18/2026	79,250

Occidental Petroleum Corp.	Susquehanna	310	1,395,000	45	1/15/2027	230,950

Occidental Petroleum Corp. ●	Susquehanna	100	475,000	48	1/15/2027	89,750

Phillips 66 ●	Susquehanna	120	1,320,000	110	1/15/2027	154,800

Phillips 66 ●	Susquehanna	50	600,000	120	1/15/2027	87,000

Phillips 66 ●	Susquehanna	80	1,040,000	130	1/15/2027	182,000

Southwest Airlines Co. ●	Susquehanna	200	500,000	25	1/16/2026	17,400

Southwest Airlines Co.	Susquehanna	150	450,000	30	1/15/2027	60,750

SPDR S&P 500 ETF Trust	Susquehanna	65	3,575,000	550	7/18/2025	2,015

Starbucks Corp. ●	Susquehanna	200	1,800,000	90	6/18/2026	200,500

Starbucks Corp. ●	Susquehanna	100	1,050,000	105	12/18/2026	201,000

Starbucks Corp. ●	Susquehanna	100	950,000	95	1/15/2027	144,750

Suncor Energy, Inc. (Canada) ●	Susquehanna	200	700,000	35	3/20/2026	43,500

Suncor Energy, Inc. (Canada)	Susquehanna	250	875,000	35	6/18/2026	65,250

UnitedHealth Group, Inc.	Susquehanna	20	560,000	280	7/18/2025	1,920

UnitedHealth Group, Inc.	Susquehanna	15	405,000	270	9/19/2025	13,350

UnitedHealth Group, Inc. ●	Susquehanna	20	560,000	280	9/18/2026	69,350

UnitedHealth Group, Inc.	Susquehanna	20	560,000	280	1/15/2027	82,820

UnitedHealth Group, Inc.	Susquehanna	20	580,000	290	6/17/2027	101,800

Total Put Options (Premiums Paid $5,801,743) - 5.46%						$ 5,181,340

TOTAL PURCHASED OPTIONS (Premiums Paid $5,991,463) - 5.61%						$ 5,323,190

* Non-income producing securities during the period.
**The notional amount is calculated by multiplying outstanding contracts by the exercise price at June 30, 2025.
+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.
● Level 2 Security
The accompanying notes are an integral part of these financial statements.

Camelot Fund

Schedule of Written Options
June 30, 2025

CALL OPTIONS - (8.91)% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Agnico Eagle Mines Ltd. (Canada)	Susquehanna	(175)	$ (1,400,000)	$ 80	7/18/2025	$ (670,775)

Air Products & Chemicals, Inc. ●	Susquehanna	(15)	(495,000)	330	9/19/2025	(1,950)

Air Products & Chemicals, Inc. ●	Susquehanna	(25)	(825,000)	330	1/16/2026	(13,250)

Akamai Technologies, Inc. ●	Susquehanna	(70)	(525,000)	75	1/15/2027	(131,250)

Barrick Gold Corp. (Canada) ●	Susquehanna	(400)	(680,000)	17	1/16/2026	(181,000)

Barrick Gold Corp. (Canada)	Susquehanna	(150)	(255,000)	17	12/18/2026	(84,300)

BlackSky Technology, Inc.	Susquehanna	(150)	(150,000)	10	11/21/2025	(169,950)

Biomarin Pharmaceutical, Inc.	Susquehanna	(394)	(2,758,000)	70	1/16/2026	(63,040)

Biomarin Pharmaceutical, Inc.	Susquehanna	(210)	(1,575,000)	75	1/16/2026	(19,950)

Chevron Corp. ●	Susquehanna	(50)	(675,000)	135	6/18/2026	(86,250)

Chevron Corp. ●	Susquehanna	(40)	(600,000)	150	9/18/2026	(47,300)

Colgate-Palmolive Co.	Susquehanna	(70)	(665,000)	95	1/16/2026	(26,600)

Crown Castle, Inc. ●	Susquehanna	(100)	(850,000)	85	1/16/2026	(202,500)

Crown Castle, Inc. ●	Susquehanna	(30)	(285,000)	95	1/16/2026	(37,500)

Crown Castle, Inc. ●	Susquehanna	(110)	(935,000)	85	1/15/2027	(247,500)

Crown Castle, Inc. ●	Susquehanna	(110)	(962,500)	88	1/15/2027	(227,700)

Crown Castle, Inc. ●	Susquehanna	(180)	(1,755,000)	98	1/15/2027	(257,400)

Diamondback Energy, Inc. ●	Susquehanna	(75)	(1,050,000)	140	6/18/2026	(135,375)

Dollar Tree, Inc. ●	Susquehanna	(100)	(1,050,000)	105	1/16/2026	(97,250)

Equinix, Inc.	Susquehanna	(10)	(750,000)	750	12/19/2025	(83,100)

Equinix, Inc. ●	Susquehanna	(10)	(700,000)	700	12/18/2026	(166,500)

Equinix, Inc.	Susquehanna	(10)	(740,000)	740	12/18/2026	(137,000)

Helen of Troy Ltd. (Bermuda) ●	Susquehanna	(50)	(275,000)	55	1/16/2026	(11,375)

Honeywell International, Inc. ●	Susquehanna	(30)	(630,000)	210	1/16/2026	(92,400)

Humana, Inc.	Susquehanna	(40)	(960,000)	240	1/16/2026	(135,680)

Humana, Inc.	Susquehanna	(50)	(1,300,000)	260	1/16/2026	(123,000)

J.M. Smucker Co. ●	Susquehanna	(40)	(380,000)	95	1/16/2026	(35,800)

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Lamb Weston Holdings, Inc. ●	Susquehanna	(450)	$ (2,250,000)	$ 50	1/16/2026	$ (344,250)

Madison Square Garden Sports Corp. ●	Susquehanna	(40)	(740,000)	185	8/15/2025	(105,200)

Marathon Petroleum Corp. ●	Susquehanna	(40)	(560,000)	140	12/19/2025	(126,600)

Match Group, Inc.	Susquehanna	(310)	(930,000)	30	1/16/2026	(116,250)

Newmont Corp. ●	Susquehanna	(300)	(900,000)	30	1/16/2026	(864,750)

Newmont Corp. ●	Susquehanna	(420)	(1,680,000)	40	12/18/2026	(904,050)

Occidental Petroleum Corp.	Susquehanna	(380)	(1,900,000)	50	9/19/2025	(19,000)

Occidental Petroleum Corp.	Susquehanna	(80)	(420,000)	53	1/16/2026	(8,640)

Occidental Petroleum Corp.	Susquehanna	(100)	(475,000)	48	6/18/2026	(35,000)

Phillips 66	Susquehanna	(90)	(1,125,000)	125	8/15/2025	(27,900)

Phillips 66	Susquehanna	(40)	(500,000)	125	11/21/2025	(26,800)

Phillips 66 ●	Susquehanna	(120)	(1,320,000)	110	1/15/2027	(267,000)

Phillips 66 ●	Susquehanna	(50)	(600,000)	120	1/15/2027	(86,500)

Phillips 66 ●	Susquehanna	(80)	(1,040,000)	130	1/15/2027	(105,600)

Rapid7, Inc.	Susquehanna	(120)	(360,000)	30	1/16/2026	(17,040)

Seabridge Gold, Inc. (Canada) ●	Susquehanna	(950)	(1,330,000)	14	2/20/2026	(244,625)

Seabridge Gold, Inc. (Canada) ●	Susquehanna	(1,000)	(1,500,000)	15	1/15/2027	(355,000)

Southwest Airlines Co. ●	Susquehanna	(200)	(500,000)	25	1/16/2026	(167,500)

Southwest Airlines Co.	Susquehanna	(150)	(450,000)	30	1/15/2027	(106,650)

Starbucks Corp. ●	Susquehanna	(200)	(1,800,000)	90	6/18/2026	(255,000)

Starbucks Corp. ●	Susquehanna	(100)	(1,050,000)	105	12/18/2026	(91,500)

Starbucks Corp.	Susquehanna	(100)	(950,000)	95	1/15/2027	(134,500)

Suncor Energy, Inc. (Canada) ●	Susquehanna	(200)	(700,000)	35	3/20/2026	(95,000)

Suncor Energy, Inc. (Canada) ●	Susquehanna	(250)	(875,000)	35	6/18/2026	(128,750)

Surgery Partners, Inc. ●	Susquehanna	(120)	(240,000)	20	12/19/2025	(42,000)

TreeHouse Foods, Inc. ●	Susquehanna	(250)	(1,000,000)	40	10/17/2025	(6,250)

UnitedHealth Group, Inc.	Susquehanna	(20)	(560,000)	280	7/18/2025	(66,400)

UnitedHealth Group, Inc.	Susquehanna	(20)	(560,000)	280	9/18/2026	(144,800)

UnitedHealth Group, Inc.	Susquehanna	(15)	(405,000)	270	9/19/2025	(78,690)

Total Call Options (Premiums Received $8,418,350) - (8.91)%						$(8,456,940)

PUT OPTIONS - (0.27)% *

Underlying Security	Counterparty	Contracts +	Notional Amount**	Exercise Price	Expiration	Fair Value

Biomarin Pharmaceutical, Inc.	Susquehanna	(20)	$ (110,000)	$ 55	1/16/2026	$ (10,600)

Biomarin Pharmaceutical, Inc. ●	Susquehanna	(100)	(575,000)	58	1/16/2026	(64,500)

BP PLC (United Kingdom)	Susquehanna	(250)	(500,000)	20	1/15/2027	(18,000)

Honeywell International, Inc.	Susquehanna	(30)	(540,000)	180	1/16/2026	(4,650)

J.M. Smucker Co.	Susquehanna	(40)	(340,000)	85	1/16/2026	(9,880)

Lamb Weston Holdings, Inc. ●	Susquehanna	(200)	(800,000)	40	1/16/2026	(35,500)

Match Group, Inc.	Susquehanna	(110)	(275,000)	25	1/16/2026	(11,000)

Occidental Petroleum Corp.	Susquehanna	(100)	(350,000)	35	1/15/2027	(31,700)

Phillips 66 ●	Susquehanna	(80)	(800,000)	100	1/15/2027	(73,200)

Total Put Options (Premiums Recieved $363,444) - (0.27)%						$ (259,030)

TOTAL WRITTEN OPTIONS (Premiums Received $8,781,794) - (9.18)%						$(8,715,970)

* Non-income producing securities during the period.
**The notional amount is calculated by multiplying outstanding contracts by the exercise price at June 30, 2025.
+ Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.
● Level 2 Security
The accompanying notes are an integral part of these financial statements.

Frank Funds

Statements of Assets and Liabilities
June 30, 2025
	Value Fund	Camelot Fund
Assets:
Investments in Securities, at Fair Value (Cost $19,771,974 and $98,210,363, respectively)	$ 25,603,628	$ 97,731,593
Cash	29,098	504,556
Due from Broker	585	5,179,336
Receivables:
Dividends and Interest	17,376	139,946
Shareholder Subscriptions	157,091	121,468
Portfolio Securities Sold	-	136,970
Prepaid Expenses	-	18,511
Total Assets	25,807,778	103,832,380
Liabilities:
Options Written at Fair Value (Premiums received $0 and $8,781,794, respectively)	-	8,715,970
Payables:
Advisory Fees	19,007	95,018
Administrative Fees	4,416	13,552
Shareholder Redemptions	-	41,036
Chief Compliance Officer Fees	-	3,612
Distribution Fees	9,645	3,740
Trustee Fees	-	210
Accrued Expenses	-	36,470
Total Liabilities	33,068	8,909,608

Net Assets	$ 25,774,710	$ 94,922,772

Net Assets Consist of:
Paid In Capital	$ 18,846,114	$ 96,028,918
Distributable Earnings (Deficit)	6,928,596	(1,106,146)
Net Assets	$ 25,774,710	$ 94,922,772

Investor Class:
Net Assets	$ 5,589,369
Shares outstanding (unlimited number of shares authorized with no par value)	323,763
Net Asset Value	$ 17.26
Redemption Price Per Share ($17.26 x 0.98) *	$ 16.91

Class A:
Net Assets		$ 9,423,583
Shares outstanding (unlimited number of shares authorized with no par value)		450,881
Net Asset Value		$ 20.90
Offering Price Per Share ($20.90 / 94.50%) (Note 2)		$ 22.12
Redemption Price Per Share ($20.90 x 0.98) *		$ 20.48

Class C:
Net Assets	$ 1,166,081
Shares outstanding (unlimited number of shares authorized with no par value)	74,719
Net Asset Value	$ 15.61
Redemption Price Per Share ($15.61 x 0.98) *	$ 15.30

Institutional Class:
Net Assets	$ 19,019,260	$ 85,499,189
Shares outstanding (unlimited number of shares authorized with no par value)	1,070,836	3,991,455
Net Asset Value	$ 17.76	$ 21.42
Redemption Price Per Share ($17.76 x 0.98 & $21.42 x 0.98) *	$ 17.40	$ 20.99

* The Funds will impose a 2% redemption fee on shares redeemed within 5 business days of purchase for the Value and Camelot Funds.

The accompanying notes are an integral part of these financial statements.

Frank Funds

Statements of Operations
For the year ended June 30, 2025

	Value	Camelot
	Fund	Fund
Investment Income:
Dividends (a)	$ 454,287	$ 1,334,503
Dividends - Money Market Fund	51,189	302,517
Interest	-	802,288
Total Investment Income	505,476	2,439,308

Expenses:
Advisory Fees	202,764	1,209,217
Administration Fees	46,792	166,045
Accounting Fees	-	48,398
Servicing Account Fees	-	98,114
Transfer Agent Fees	-	24,050
Chief Compliance Officer Fees	-	32,000
Audit Fees	-	21,713
Distribution Fees	22,472	24,175
Legal Fees	-	38
Custody Fees	-	21,893
Trustee Fees	-	2,398
Printing and Mailing Expense	-	10,459
Miscellaneous Fees	-	32,326
Registration Fees	-	44,438
Total Expenses	272,028	1,735,264
Fees Waived and/or Reimbursed by the Adviser	-	(84,946)
Net Expenses	272,028	1,650,318

Net Investment Income (Loss)	233,448	788,990

Realized Gain (Loss) on:
Investments and Foreign Currency Transactions	1,352,755	(1,839,286)
Proceeds from Securities Litigation	-	51,000
Written Options	-	2,330,913
Securities Sold Short	-	(18,202)
Net Realized Gain (Loss) on Investments, Proceeds from Litigation, and Written Options	1,352,755	524,425

Net Change in Unrealized Appreciation (Depreciation) on:
Investments and Foreign Currency Transactions	3,254,853	6,800,670
Written Options	-	1,060,528
Net Change in Unrealized Appreciation on Investments, and Options	3,254,853	7,861,198

Realized and Unrealized Gain on Investments, Proceeds from Litigation, and Options	4,607,608	8,385,623

Net Increase in Net Assets Resulting from Operations	$ 4,841,056	$ 9,174,613

(a) Foreign withholding taxes on dividends.	$ -	$ -

The accompanying notes are an integral part of these financial statements.

Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	6/30/2025	6/30/2024
Increase in Net Assets From Operations:
Net Investment Income	$ 233,448	$ 411,817
Net Realized Gain on:
Investments and Foreign Currency Transactions	1,352,755	800,138
Unrealized Appreciation on:
Investments and Foreign Currency Transactions	3,254,853	720,429
Net Increase in Net Assets Resulting from Operations	4,841,056	1,932,384

Distributions to Shareholders:
Distributions
Investor Class	(200,043)	(386,904)
Class C	(43,139)	(74,893)
Institutional Class	(757,677)	(1,242,997)
Total Distributions Paid to Shareholders	(1,000,859)	(1,704,794)

Capital Share Transactions	2,366,783	471,449

Total Increase in Net Assets	6,206,980	699,039

Net Assets:
Beginning of Year	19,567,730	18,868,691

End of Year	$ 25,774,710	$ 19,567,730

The accompanying notes are an integral part of these financial statements.

Camelot Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	6/30/2025	6/30/2024
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 788,990	$ 1,411,921
Net Realized Gain (Loss) on:
Investments	(1,839,286)	(2,641,292)
Proceeds from Securities Litigation	51,000	3,575
Written Options	2,330,913	3,087,854
Securities Sold Short	(18,202)	(73,899)
Unrealized Appreciation (Depreciation) on:
Investments	6,800,670	3,016,072
Written Options	1,060,528	(1,419,002)
Securities Sold Short	-	64,980
Net Increase in Net Assets Resulting from Operations	9,174,613	3,450,209

Distributions to Shareholders:
Distributions:
Class A	(226,228)	(640,894)
Institutional Class	(2,160,382)	(5,929,321)
Total Distributions Paid to Shareholders	(2,386,610)	(6,570,215)

Capital Share Transactions	(8,731,621)	(14,987,533)

Total Decrease in Net Assets	(1,943,618)	(18,107,539)

Net Assets:
Beginning of Year	96,866,390	114,973,929

End of Year	$ 94,922,772	$ 96,866,390

The accompanying notes are an integral part of these financial statements.

Value Fund - Investor Class

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021

Net Asset Value, at Beginning of Year	$ 14.50	$ 14.48	$ 13.36	$ 14.85	$ 13.13

Income (Loss) From Investment Operations:
Net Investment Income *	0.14	0.29	0.34	0.08	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	3.36	1.15	1.87	(0.88)	1.67
Total from Investment Operations	3.50	1.44	2.21	(0.80)	1.72

Distributions:
Net Investment Income	(0.18)	(0.54)	(0.09)	(0.16)	-	(a)
Realized Gains	(0.56)	(0.88)	(1.00)	(0.53)	-
Total from Distributions	(0.74)	(1.42)	(1.09)	(0.69)	-

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 17.26	$ 14.50	$ 14.48	$ 13.36	$ 14.85

Total Return **	24.56%	10.42%	17.36%	(5.51)%	13.10%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,589	$ 3,942	$ 5,066	$ 4,377	$ 5,011
Ratio of Expenses to Average Net Assets	1.37%	1.37%	1.37%	1.37%	1.46%
Ratio of Net Investment Income to Average Net Assets	0.90%	2.02%	2.39%	0.54%	0.36%
Portfolio Turnover	105.26%	100.08%	109.16%	104.17%	54.94%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Amount calculated is less than $0.005
The accompanying notes are an integral part of these financial statements.

Value Fund - Class C

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021

Net Asset Value, at Beginning of Year	$ 13.16	$ 13.09	$ 12.18	$ 13.62	$ 12.13

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.02	0.16	0.20	(0.03)	(0.04)
Net Gain (Loss) on Securities (Realized and Unrealized)	3.04	1.05	1.71	(0.80)	1.53
Total from Investment Operations	3.06	1.21	1.91	(0.83)	1.49

Distributions:
Net Investment Income	(0.05)	(0.26)	-	(0.08)	-	(a)
Realized Gains	(0.56)	(0.88)	(1.00)	(0.53)	-
Total from Distributions	(0.61)	(1.14)	(1.00)	(0.61)	-

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 15.61	$ 13.16	$ 13.09	$ 12.18	$ 13.62

Total Return **	23.65%	9.66%	16.44%	(6.23)%	12.29%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 1,166	$ 892	$ 848	$ 818	$ 1,061
Ratio of Expenses to Average Net Assets	2.12%	2.12%	2.12%	2.12%	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	1.26%	1.53%	(0.24)%	(0.28)%
Portfolio Turnover	105.26%	100.08%	109.16%	104.17%	54.94%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Amount calculated is less than $0.005
The accompanying notes are an integral part of these financial statements.

Value Fund - Institutional Class

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2025	6/30/2024	6/30/2023	6/30/2022	6/30/2021

Net Asset Value, at Beginning of Year	$ 14.90	$ 14.74	$ 13.58	$ 15.08	$ 13.29

Income (Loss) From Investment Operations:
Net Investment Income *	0.19	0.33	0.37	0.12	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	3.45	1.17	1.91	(0.90)	1.65
Total from Investment Operations	3.64	1.50	2.28	(0.78)	1.79

Distributions:
Net Investment Income	(0.22)	(0.46)	(0.12)	(0.19)	-	(a)
Realized Gains	(0.56)	(0.88)	(1.00)	(0.53)	-
Total from Distributions	(0.78)	(1.34)	(1.12)	(0.72)	-

Redemption Fees ***	-	-	-	-	-

Net Asset Value, at End of Year	$ 17.76	$ 14.90	$ 14.74	$ 13.58	$ 15.08

Total Return **	24.91%	10.64%	17.66%	(5.29)%	13.47%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 19,019	$ 14,734	$ 12,955	$ 10,299	$ 11,139
Ratio of Expenses to Average Net Assets	1.12%	1.12%	1.12%	1.12%	1.18%
Ratio of Net Investment Income to Average Net Assets	1.15%	2.24%	2.62%	0.79%	0.99%
Portfolio Turnover	105.26%	100.08%	109.16%	104.17%	54.94%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Amount calculated is less than $0.005
The accompanying notes are an integral part of these financial statements.

Camelot Fund - Class A

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2025		6/30/2024		6/30/2023	6/30/2022		6/30/2021

Net Asset Value, at Beginning of Year	$ 19.48		$ 20.11		$ 21.02	$ 20.92		$ 13.39

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.13		0.21		0.09	(0.13)		(0.15)
Net Gain on Securities (Realized and Unrealized)	1.78		0.39		0.88	0.23	(f)	7.85
Total from Investment Operations	1.91		0.60		0.97	0.10		7.70

Distributions:
Net Investment Income	(0.18)		(0.22)		-	-		(0.17)
Realized Gains	(0.31)		(1.01)		(1.88)	-		-
Total from Distributions	(0.49)		(1.23)		(1.88)	-		(0.17)

Redemption Fees ***	-	(e)	-	(e)	-	-	(e)	-	(e)

Net Asset Value, at End of Year	$ 20.90		$ 19.48		$ 20.11	$ 21.02		$ 20.92

Total Return **	9.93%		3.07%		4.65%	0.48%		57.83%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,424		$ 9,680		$ 11,314	$ 10,007		$ 7,159
Before Reimbursement:
Ratio of Expenses to Average Net Assets (a) (b)	2.10%		2.11%		2.15%	2.22%		2.65%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (d)	0.53%		0.98%		0.27%	(0.81)%		(1.47)%
After Reimbursement:
Ratio of Expenses to Average Net Assets (a) (c)	2.00%		2.02%		2.00%	2.00%		2.04%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (d)	0.63%		1.07%		0.42%	(0.59)%		(0.86)%
Portfolio Turnover	76.80%		48.03%		102.27%	121.62%		286.70%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.
These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(b) Expenses before reimbursements (excluding dividend and interest expense for securities sold short) were 2.10%, 2.11%, 2.15%, 2.21%, and 2.61%
for the years ended June 30, 2025, 2024, 2023, 2022, and 2021, respectively.

(c) Expenses after reimbursements (excluding dividend and interest expense for securities sold short) were 2.00%, 2.02%, 2.00%, 1.99%, and 2.00%, for the years ended June 30, 2025, 2024, 2023, 2022, and 2021, respectively.
(d) The net investment income (loss) ratios include dividends on short positions, if applicable.
(e) Amount calculated is less than $0.005
(f) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.
The accompanying notes are an integral part of these financial statements.

Camelot Fund - Institutional Class

Financial Highlights
Selected data for a share outstanding throughout each year.

	Years Ended
	6/30/2025		6/30/2024		6/30/2023		6/30/2022		6/30/2021

Net Asset Value, at Beginning of Year	$ 19.97		$ 20.58		$ 21.41		$ 21.25		$ 13.55

Income (Loss) From Investment Operations:
Net Investment Income (Loss) *	0.18		0.27		0.17		(0.07)		(0.09)
Net Gain on Securities (Realized and Unrealized)	1.82		0.39		0.88		0.23	(f)	7.97
Total from Investment Operations	2.00		0.66		1.05		0.16		7.88

Distributions:
Net Investment Income	(0.30)		(0.26)		-		-		(0.18)
Realized Gains	(0.25)		(1.01)		(1.88)		-		-
Total from Distributions	(0.55)		(1.27)		(1.88)		-		(0.18)

Redemption Fees ***	-	(e)	-	(e)	-	(e)	-	(e)	-	(e)

Net Asset Value, at End of Year	$ 21.42		$ 19.97		$ 20.58		$ 21.41		$ 21.25

Total Return **	10.18%		3.34%		4.95%		0.75%		58.44%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 85,499		$ 87,187		$ 103,660		$ 59,802		$ 29,971
Before Reimbursement:
Ratio of Expenses to Average Net Assets (a) (b)	1.84%		1.84%		1.89%		2.07%		2.39%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (d)	0.78%		1.26%		0.65%		(0.65)%		(1.14)%
After Reimbursement:
Ratio of Expenses to Average Net Assets (a) (c)	1.75%		1.77%		1.75%		1.75%		1.79%
Ratio of Net Investment Income (Loss) to Average Net Assets (a) (d)	0.87%		1.33%		0.79%		(0.33)%		(0.54)%
Portfolio Turnover	76.80%		48.03%		102.27%		121.62%		286.70%

* Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
** Assumes reinvestment of dividends.
*** The Fund will impose a 2% redemption fee on shares redeemed within 5 business days of purchase.
(a) Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements.
These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.
(b) Expenses before reimbursements (excluding dividend and interest expense for securities sold short) were 1.84%, 1.84%, 1.89%, 2.05%, and 2.35%
for the years ended June 30, 2025, 2024, 2023, 2022, and 2021, respectively.

(c) Expenses after reimbursements (excluding dividend and interest expense for securities sold short) were 1.75%, 1.77%, 1.75%, 1.74%, and 1.75%
for the years ended June 30, 2025, 2024, 2023, 2022, and 2021, respectively.
(d) The net investment income (loss) ratios include dividends on short positions, if applicable.
(e) Amount calculated is less than $0.005
(f) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile to the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the statement of operations due to share transactions for the period.
The accompanying notes are an integral part of these financial statements.

Frank Funds

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2025

Note 1. Organization

Frank Funds (the “Trust”), is an open-end regulated investment company that was organized as an Ohio business trust on February 12, 2004. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies. At present, there are two series authorized by the Trust, the Frank Value Fund (the “Value Fund”), and the Camelot Event Driven Fund (the “Camelot Fund”) (each a “Fund” and collectively the “Funds”). Frank Capital Partners LLC (“FCP”) is the adviser to the Value Fund and Camelot Event Driven Advisors, LLC (“Camelot Advisors”) is the adviser to the Camelot Fund.

On November 26, 2024, the Board of Trustees determined that it is in the best interests of shareholders to liquidate the West Hills Core Fund, a series of the Trust, following a recommendation by the Fund's investment adviser, FCP. The West Hills Core Fund liquidated and dissolved on January 3, 2025.

The Value Fund’s investment objective is to provide long-term capital appreciation. The Value Fund’s principal investment strategy is value investing. The Value Fund commenced operations on July 21, 2004. The Value Fund currently has 3 classes of shares; Investor Class shares, Class C shares, and Institutional Class shares. The share classes vary in distribution (12b-1) fee accruals and minimum initial investment required.

The Camelot Fund’s investment objective is to provide long-term growth of capital. The Camelot Fund seeks to achieve its investment objective by investing in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations, or similar events (“corporate reorganizations”). The Camelot Fund currently has 2 classes of shares; Class A shares and Institutional shares. Class A shares are charged a front-end sales charge and a distribution and servicing fee; and Institutional Class shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds.

Note 2. Summary of Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are each a series of an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 and Accounting Standards Update 2013-08 applicable to investment companies.

Securities Valuations - All investments in securities are recorded at their estimated fair value, as described in Note 3.

Share Valuation - The price (net asset value) of the shares of each Fund is normally determined as of 4:00 p.m., Eastern time on each day the Funds are open for business and on any other day on which there is sufficient trading in the Funds’ securities to materially affect the net asset value. The Funds are normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas.

Short Sales of Investments - Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Futures Contracts - Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin.

Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign Currency Transactions - Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

Forward Foreign Currency Contracts - Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Redemption Fee - To discourage short-term trades by investors, the Value and Camelot Funds will impose a redemption fee of 2.00% of the total redemption amount (calculated at market value) if shares are redeemed within five business days of purchase. See Note 7 for additional disclosure on redemption fees for each Fund.

Security Transactions Timing - Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Funds use the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends are provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal Income Taxes - The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as “regulated investment companies” (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense. Therefore, no federal income tax or excise provision is required.

The Funds recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2022-2024) or expected to be taken in the Funds’ 2025 tax returns. The Funds identify their major tax jurisdiction as U.S. Federal, however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended June 30, 2025, the Funds did not incur any interest or penalties.

Distributions to Shareholders - The Funds intend to distribute to their shareholders substantially all of their net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.

Derivative Transactions - The Funds may invest in put and call options. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining if the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund(s) as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Camelot Fund may invest in structured notes.  A structured note is a type of derivative security for which the amount of principal repayments and/or interest payments is based upon the movement of one or more “factors.”  The impact of the movements of these factors may increase or decrease through the use of multipliers or deflators.  Structured notes may be designed to have particular quality and maturity characteristics and may vary from money market quality to below investment grade.

The Camelot Fund may also invest in warrants. Warrants provide the Camelot Fund with exposure and potential gains upon equity appreciation of the underlying company’s share price. The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As the expiration date of a warrant approaches, the time value of a warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an in-the-money warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, the Camelot Fund could potentially lose its entire investment in a warrant. See Note 9 for additional information on derivative transactions in the Funds.

Share class accounting – Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the three classes of shares of the Value Fund on the basis of the daily net assets of each class. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the two classes of shares of the Camelot Fund on the basis of the daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Note 3. Securities Valuations

Processes and Structure

The Trust’s Board of Trustees has adopted guidelines for valuing securities including in circumstances in which market quotes are not readily available and has delegated to the respective adviser the responsibility for determining fair value prices, subject to review by the Board of Trustees.

In accordance with the Trust’s good faith pricing guidelines, the respective adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value exists since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Hierarchy of Fair Value Inputs

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

•	Level 1. Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

•	Level 2. Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3. Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A Fund may hold securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the profitability expected return, vendor pricing and market approaches, which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

Fair Value Measurements

A description of the valuation techniques applied to the company's major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common and preferred stocks, real estate investment trusts, and exchange traded funds). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as american depositary receipts, financial futures, exchange traded funds, and the movement of the certain indexes of securities based on a statistical analysis of the historical relationship and that are categorized in Level 2. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also categorized in Level 2.

Debt and other fixed income investments – Fixed income securities are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

U.S. government obligations - U.S. government securities are normally valued using a model that incorporates market observable data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government securities are categorized in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

Short term investments - Short term investments are valued using amortized cost, which approximates fair value. These securities will be categorized in Level 1 of the fair value hierarchy.

Derivative instruments (structured notes, warrants and options) – Derivative transactions which are actively traded and to which valuation adjustments are not applied are categorized in Level 1 of the fair value hierarchy. Derivative transactions traded on inactive markets or valued by reference to similar instruments are categorized in Level 2 of the fair value hierarchy. Options are valued at the last sales prices on the valuation date if the last sales price is between the closing bid and asked prices. Otherwise, options are valued at the closing bid price. These securities will be categorized in Level 2 of the fair value hierarchy if valued at other than closing price.

The following tables summarize the inputs used to value each Fund’s assets and liabilities measured at fair value as of June 30, 2025:

Value Fund	Financial Instruments - Assets
	Level 1	Level 2	Level 3	Total

Common Stocks *	$ 24,558,558	$ -	$ -	$ 24,558,558
Real Estate Investment Trust	905,476	-	-	905,476
Money Market Fund	139,594	-	-	139,594
Total	$ 25,603,628	$ -	$ -	$ 25,603,628

Camelot Fund	Financial Instruments - Assets
	Level 1	Level 2	Level 3	Total

Common Stocks *	$ 66,127,684	$ 616,876	$ 23,154	$ 66,767,714
Real Estate Investment Trust	7,831,100	-	-	7,831,100
Escrow Shares	-	-	-	-
Asset-Backed Securities	-	73,692	-	73,692
Contingent Value Rights	3,700	-	-	3,700
Convertible Bonds *	-	20,115	-	20,115
Corporate Bonds *	-	1,619,131	6,250	1,625,381
Mortgage-Backed Securities *	-	10,308	-	10,308
Municipal Bonds	-	148,140	-	148,140
Preferred Stocks *	3,402,453	-	-	3,402,453
Structured Notes	-	77,570	-	77,570
United States Treasury Note Bonds	-	7,860,859	-	7,860,859
Warrants *	14,145	-	-	14,145
Purchased Options
Call Options	110,350	31,500	-	141,850
Put Options	1,071,805	4,109,535	-	5,181,340
Money Market Fund	4,573,226	-	-	4,573,226
Total	$ 83,134,463	$ 14,567,726	$ 29,404	$ 97,731,593

Financial Instruments - Liabilities
	Level 1	Level 2	Level 3	Total
Written Options:
Call Options	$ (2,295,065)	$ (6,161,875)	$ -	$ (8,456,940)
Put Options	(85,830)	(173,200)	-	(259,030)
Total	$ (2,380,895)	$ (6,335,075)	$ -	$ (8,715,970)

*Industry classifications for these categories are detailed on the Schedule of Investments of each Fund.

The Value Fund did not hold any Level 3 assets during the year ended June 30, 2025. It is each of the Fund’s policy to recognize transfers into and out of Level 1, Level 2 and Level 3 at the end of the reporting period. There have been no transfers in and out of Level 1 and Level 2 fair value measurements as of June 30, 2025 for the Value Fund. There were no transfers between Level 1, Level 2 and Level 3 for the Camelot Fund. The Fund's policy is to recognize transfers in and transfers out as of the end of the reporting period.

The following is a reconciliation of Camelot Fund’s Level 3 investments for which significant unobservable inputs were used in determining value. See Schedules of Investments for industry breakouts:

	Balance as of June 30, 2024	Purchases	Sales	Realized Gain/(Loss)	Net Unrealized Appreciation/ (Depreciation)	Transfers in to Level 3	Balance as of June 30, 2025
Common Stocks	$ 24,728	$ -	$ -	$ -	$ (1,574)	$ -	$ 23,154
Corporate Bonds	6,250	-	-	-	-	-	6,250
	$ 30,978	$ -	$ -	$ -	$ (1,574)	$ -	$ 29,404

The following presents information about significant unobservable inputs related to Level 3 investments at June 30, 2025:

Camelot Fund

Asset	Fair Value at	Valuation	Unobservable	Input
Categories	June 30, 2025	Technique	Input	Values
Common Stocks
Automotive	$0	Market approach	Last traded price of	$0.00
			pre-conversion bonds
Metals & Mining	0	Profitability expected	Uncertainty of any	$0.00
		return method	additional future payout
Telecom	22,264	Profitability expected	Uncertainty of any	$0.50
		return method	additional future payout
Waste & Environmental	890	Market approach	Last traded price of non-	31.00%
Services & Equip.			restricted shares less a % discount
Escrow Shares	0	Profitability expected	Uncertainty of any	$0.00
		return method	additional future payout
Corporate Bonds		Vendor pricing	Single broker quote	$0.00
Automotive	0	Profitability expected	Liquidation value	$0.00
		return method	of asset
Financial Services	6,250	Vendor pricing	Single broker quote	$0.13

Venture Capital	0	Profitability expected	Uncertainty of any	$0.00
		return method	additional future payout

Note 4. Investment Management and Administrative Agreements

Value Fund

The Trust has a “Management Agreement” with FCP, with respect to the Value Fund. Under the terms of the Management Agreement, FCP manages the investment portfolio of the Value Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, FCP, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, and pays fees and expenses incurred by the Value Fund, including but not limited to, legal, auditing, accounting, and expenses of the custodian, along with equipment and executive personnel necessary for managing the assets of the Value Fund. FCP also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust. FCP pays all ordinary operating expenses of the Value Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), Rule 12b-1 fees, acquired fund fees and expenses, and extraordinary expenses. For its services and the payment of Value Fund ordinary operating expenses, FCP receives an annual investment management fee of 0.91% of the average daily net assets of the Value Fund. For the year ended June 30, 2025, FCP earned management fees of $202,764 from the Value Fund. As of June 30, 2025, the Value Fund owed FCP $19,007 for management fees.

FCP also provides administrative services to the Value Fund under an Administration Agreement and receives a fee of 0.21% of the Value Fund's average daily net assets for those services.  This fee was permanently reduced from 0.25% when the Value Fund’s net assets exceeded $15 million in April 2021. Under the Administration Agreement, FCP pays all of the operating expenses of the Value Fund except management fees, Rule 12b-1 fees, brokerage, taxes, borrowing costs (such as interest and dividend expense of securities sold short), and extraordinary expenses. For the year ended June 30, 2025, the Value Fund accrued $46,792 in administrative fees. At June 30, 2025, the Value Fund owed $4,416 in administrative fees.

Camelot Fund

Camelot Advisors (“Adviser”) serves as the investment adviser to the Camelot Fund. Under the terms of the “Management Agreement” the Adviser manages the Fund’s investments subject to approval of the Board of Trustees; furnishes investment advice to the Fund on the basis of a continuous review of the portfolio; and recommends to the Fund when and to what extent securities should be purchased or sold. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.30% of the average daily net assets of the Fund. For the year ended June 30, 2025, Camelot Advisors earned management fees of $1,209,217 from the Camelot Fund. As of June 30, 2025, the Camelot Fund owed Camelot Advisors $95,108 for management fees.

Camelot Advisors has contractually agreed to waive their management fees and/or assume expenses to the extent necessary to reduce the Total Annual Fund Operating Expenses (exclusive of any front-end or contingent deferred loads, taxes, all interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees, 12b-1 fees and expenses, and extraordinary expenses such as litigation) when they exceed 1.74% of the Fund’s average daily net assets. This agreement will continue in effect until October 31, 2025. Any waivers and reimbursements made by the Adviser to the Fund are subject to recoupment by the Adviser within three (3) fiscal years following the date of such waiver or reimbursement, provided that such recoupment does not cause the Total Annual Fund Operating Expenses to exceed the Annualized Expense Ratio in effect at the time of the (i) fee waiver and/or expense assumption, or (ii) the fee recoupment. Camelot Advisors waived $10,139 for Class A and $74,807 for Institutional Class, respectively, in total of $84,946 of advisory fees for the year ended June 30, 2025. At June 30, 2025, the amounts subject to future recoupment total $277,801 and are as follows:

Fiscal Year Ended	Recoverable Through	Amount
June 30, 2023	June 30, 2026	$ 111,073
June 30, 2024	June 30, 2027	$ 81,782
June 30, 2025	June 30, 2028	$ 84,946

FCP also provides administrative services to the Camelot Fund under an Administration Agreement. The fees are based on the average daily net assets of the Fund as follows:

Assets	Fee
Up to $50 million	0.21%
$50 million to $75 million	0.15%
Above $75 million	0.10%

For the year ended June 30, 2025, the Camelot Fund accrued $166,045 in administrative fees. At June 30, 2025, the Camelot Fund owed $13,552 in administrative fees.

FCP also provides compliance services to the Camelot Fund for which it is paid $32,000 per year. At June 30, 2025, the Camelot Fund owed $3,612 in compliance fees.

Note 5. Segment Reporting

Each Fund included herein is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of each Fund is used by the investment manager to make investment decisions, and the results of the operations, as shown in the statements of operations and the financial highlights for each Fund is the information utilized for the day-to-day management of the Funds. Each Fund is party to the expense agreements as disclosed in the notes to the financial statements and resources are not allocated to a Fund based on performance measurements. Due to the significance of oversight and their role, the Adviser is deemed to be the Chief Operating Decision Maker.

Note 6. Distribution and Service Fees

The Trust, with respect to the Value Fund has adopted plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of its Investor Class and Class C shares as well as shareholder services. Investor Class and Class C shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25% and 1.00%, respectively, of each class’s average daily net assets. For the year ended June 30, 2025, the Investor Class accrued $11,703 in distribution fees and Class C accrued $10,769 in distribution fees. At June 30, 2025, the Value Fund owed $9,645 in distribution fees.

The Trust, with respect to the Camelot Fund Class A has adopted plans under Rule 12b-1 of the 1940 Act that allow the Camelot Fund to pay distribution and service fees annually for the sale and distribution of shares and servicing of shareholders (“12b-1 fees”). The Fund pays distribution fees of 0.25% of the Fund’s average daily net assets to Arbor Court Capital LLC, as the Fund’s distributor, and other brokers. For the year ended June 30, 2025, the Camelot Fund accrued $24,175 in 12b-1 fees. At June 30, 2025, the Camelot Fund owed $3,740 in distribution fees.

Note 7. Related Party Transactions

Brian J. Frank and Monique Weiss are the control persons of FCP. Brian Frank also serves as a trustee of the Trust, and both Mr. Frank and Ms. Weiss serve as officers of the Trust. Mr. Frank and Ms. Weiss receive benefits from FCP resulting from management fees paid to FCP by the Value Fund.

Note 8. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of separate series. Transactions in capital were as follows:

Value Fund – Investor Class	July 1, 2024 through June 30, 2025		July 1, 2023 through June 30, 2024

	Shares	Amount	Shares	Amount
Shares sold	123,316	$ 2,043,613	9,969	$ 140,427
Shares reinvested	12,083	192,239	26,634	368,082
Shares redeemed	(83,446)	(1,386,577)	(114,670)	(1,632,589)
Net Increase (Decrease)	51,953	$ 849,275	(78,067)	$ (1,124,080)

Value Fund – Class C	July 1, 2024 through June 30, 2025		July 1, 2023 through June 30, 2024

	Shares	Amount	Shares	Amount
Shares sold	55,227	$ 843,436	1,269	$ 16,945
Shares reinvested	2,797	40,390	5,427	68,328
Shares redeemed	(51,086)	(776,970)	(3,687)	(47,549)
Net Increase	6,938	$ 106,856	3,009	$ 37,724

Value Fund – Institutional Class	July 1, 2024 through June 30, 2025		July 1, 2023 through June 30, 2024

	Shares	Amount	Shares	Amount
Shares sold	158,429	$ 2,614,840	121,476	$ 1,790,247
Shares reinvested	45,299	740,636	84,588	1,199,457
Shares redeemed	(121,426)	(1,944,824)	(96,626)	(1,431,899)
Net Increase	82,302	$ 1,410,652	109,438	$ 1,557,805

Camelot Fund – Class A	July 1, 2024 through June 30, 2025		July 1, 2023 through June 30, 2024

	Shares	Amount	Shares	Amount
Shares sold	88,329	$ 1,802,311	101,728	$ 2,007,299
Shares reinvested	10,099	200,266	28,654	548,430
Redemption fees	-	58	-	239
Shares redeemed	(144,359)	(2,955,262)	(196,241)	(3,856,136)
Net Decrease	(23,950)	$ (952,627)	(65,859)	$ (1,300,168)

Camelot Fund – Institutional Class	July 1, 2024 through June 30, 2025		July 1, 2023 through June 30, 2024

	Shares	Amount	Shares	Amount
Shares sold	1,154,365	$ 24,039,219	2,018,140	$ 40,454,065
Shares reinvested	99,328	2,016,353	285,479	5,592,543
Redemption fees	-	718	-	825
Shares redeemed	(1,628,067)	(33,835,284)	(2,975,864)	(59,734,798)
Net Decrease	(374,374)	$ (7,778,994)	(672,245)	$ (13,687,365)

Shareholders of the Funds are subject to a Redemption Fee on redemptions and exchanges equal to 2.00% of the net asset value of Fund shares redeemed within 5 days after their purchase. The tables above reflect the redemption fees collected from shareholders of the Funds and reclassified to paid-in-capital.

Note 9. Derivative Transactions

The Funds consider the average quarter-end notional amounts during the period, categorized by primary underlying risk, to be representative of it's derivative activities during the year ended June 30, 2025.

Camelot Fund

Average notional value of:

Warrants	$ 119,088
Call Options Purchased	$ 2,546,250
Put Options Purchased	$ 66,210,625
Written Call Options	$ (49,403,438)
Written Put Options	$ (12,330,000)

The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Funds may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

Camelot Fund

As of June 30, 2025, the Statement of Assets and Liabilities included the following financial derivative instrument fair values:

Assets	Derivatives
Purchased Options – equity contracts	$ 5,323,190
Warrants – equity contracts	14,145
Structured Notes	77,570
Total Assets	$ 5,414,905

Liabilities	Equity Contracts
Written Options	$ (8,715,970)
Total Liabilities	$ (8,715,970)

For the year ended June 30, 2025, financial derivative instruments had the following effect on the Statement of Operations:

Net change in unrealized appreciation (depreciation) on:	Equity Contracts	Total
Purchased Options	$ 468,539	$ 468,539
Written Options	1,060,528	1,060,528
Structured Notes	50,117	50,117
Warrants	7,772	7,772
	$ 1,586,956	$ 1,586,956

Net realized gain (loss) on:	Equity Contracts	Total
Purchased Options	$ (823,679)	$ (823,679)
Written Options	2,330,913	2,330,913
Structured Notes	-	-
Warrants	-	-
	$ 1,507,234	$ 1,507,234

The selling of written call options may tend to reduce the volatility of the Funds because the premiums received from selling the options will reduce any losses on the underlying securities, but only by the amount of the premiums. However, selling the options may also limit the Funds’ gain on the underlying securities. Written call options expose the Funds to minimal counterparty risk since they are exchange-traded and the exchange’s clearing house guarantees the options against default.

The Funds engage in option transactions involving individual securities and stock indexes. An option involves either: (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option; or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a stock index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. The Funds may purchase and write options. Options are sold (written) on securities and stock indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a stock index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. To cover the potential obligations involved in writing options, a Fund will either: (a) own the underlying security, or in the case of an option on a market index, will hold a portfolio of stocks substantially replicating the movement of the index; or (b) the Fund will segregate with the custodian high grade liquid assets sufficient to purchase the underlying security or equal to the market value of the stock index option, marked to market daily.

The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford the Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in the Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case a Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that the Fund can affect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if a Fund does not exercise the option.

The Funds engage in option transactions involving securities and stock indices in order to gain exposure to particular securities or markets, in connection with hedging transactions, or to try to enhance returns. Options require additional skills and techniques beyond normal portfolio management. The Funds’ use of options involves risk that such instruments may not work as intended due to unanticipated developments, especially in abnormal market conditions, or if the adviser makes an error in judgment, or other causes. The use of options may magnify the increase or decrease in the performance of the Funds, and may also subject the Funds to higher price volatility.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Note 10. Offsetting Assets and Liabilities

The Camelot Fund are subject to various Master Netting Arrangements (“MNA”), which govern the terms of certain transactions with select counterparties.  The MNA allows the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.  The MNA also specifies collateral posting arrangements at pre-arranged exposure levels.  Under the MNA, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant MNA with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of MNA.

The following is a summary of the Assets and Liabilities for the Camelot Fund subject to offsets as of June 30, 2025:

			Gross	Net
		Gross	Amounts	Amounts	Gross Amounts Not
		Amounts	Offset	Presented	Offset in the Statements
		Recognized in	in the	in the	of Assets and Liabilities
		the Statement	Statements	Statements		Collateral
		of Assets and	of Assets	of Assets	Financial	Pledged	Net
Description	Counterparty	Liabilities	and Liabilities	and Liabilities	Instruments	(Received)	Amount
Camelot Fund

Assets:
Purchased Options	Susquehanna	$5,323,190	$—	$5,323,190	$—	$5,323,190	$—

Liabilities:
Written Options	Susquehanna	$(8,715,970)	$—	$(8,715,970)	$—	$(8,715,970)	$—

Note 11. Investment Transactions

For the year ended June 30, 2025, purchases and sales of investment securities other than U.S. Government obligations, and short-term investments for the Value Fund aggregated $24,110,475 and $22,550,331, respectively.

For the year ended June 30, 2025, purchases and sales of investment securities other than U.S. Government obligations, and short-term investments for the Camelot Fund aggregated $64,370,306 and $68,246,956, respectively.

Note 12. Tax Matters

As of June 30, 2025, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	Value Fund	Camelot Fund

Gross unrealized appreciation on investment securities	$ 6,244,621	$ 12,578,916
Gross unrealized depreciation on investment securities	(470,552)	(14,536,733)
Net unrealized appreciation (depreciation) on investment securities	$ 5,774,069	$ (1,957,817)

Cost of investment securities, including short-term investments *	$ 19,829,559	$ 90,973,440

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The Funds’ tax basis capital gains and losses and undistributed ordinary income are determined at the end of each fiscal year. As of June 30, 2025 the Funds’ most recent fiscal year-end, components of distributable earnings on a tax basis were as follows:

	Value Fund	Camelot Fund
Unrealized appreciation (depreciation)	$ 5,774,069	$ (1,957,817)
Post December net-investment loss deferral	-	-
Undistributed ordinary income (loss)	120,643	851,671
Accumulated undistributed long-term capital gain	1,033,884	-
Total Distributable earnings/(deficit)	$ 6,928,596	$ (1,106,146)

* The difference between book and tax cost represents disallowed wash sales and straddles for tax purposes for the Camelot Funds and disallowed wash sales for the Value Fund.

The capital gains (losses) shown may differ from corresponding accumulated net realized gain (loss) reported on the statement of assets and liabilities due to certain temporary book/tax differences due to temporary book/tax differences due to the deferral of losses on wash sales and straddles. Under current tax law, net capital losses realized after October 31st and net ordinary losses incurred after December 31st may be deferred and treated as occurring on the first day of the following fiscal year and net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss. Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The Funds paid the following distributions for the years ended June 30, 2025 and 2024:

Value Fund
Period/Year Ended	$ Amount	Tax Character
Investor Class
6/30/2025	$ 112,839	Ordinary income
6/30/2025	$ 87,204	Long-term capital gain
6/30/2024	$ 145,887	Ordinary income
6/30/2024	$ 241,016	Long-term capital gain

Class C
6/30/2025	$ 20,459	Ordinary income
6/30/2025	$ 22,680	Long-term capital gain
6/30/2024	$ 16,960	Ordinary income
6/30/2024	$ 57,933	Long-term capital gain

Institutional Class
6/30/2025	$ 446,621	Ordinary income
6/30/2025	$ 311,056	Long-term capital gain
6/30/2024	$ 422,944	Ordinary income
6/30/2024	$ 820,053	Long-term capital gain

Camelot Fund
Period/Year Ended	$ Amount	Tax Character
Class A
6/30/2025	$ 226,228	Ordinary income
6/30/2024	$ 640,894	Ordinary income

Institutional Class
6/30/2025	$ 2,160,382	Ordinary income
6/30/2024	$ 5,929,321	Ordinary income

Note 13. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2025, NFS, LLC owned approximately 38% of the Value Fund, for the benefit of others, and may be deemed to control the Value Fund. As of June 30, 2025, Charles Schwab & Co., Inc. owned approximately 37% of the Camelot Fund, for the benefit of others, and may be deemed to control the Camelot Fund.

Note 14. Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnification to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. The Funds expect the risk of loss to be remote.

Note 15. Market Risk and Geopolitical Risk

Overall market risks may also affect the value of the Funds. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions and depressions, or other events could have a significant impact on the Funds and its investments and could result in increased premiums or discounts to the Funds’ net asset value, and may impair market liquidity, thereby increasing liquidity risk. The Funds could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments.

Note 16. New Accounting Pronouncements

In September 2023, the SEC adopted a final rule relating to “Names Rule” under the 1940 Act. The amendments expanded the rule to require more funds to adopt an 80 percent investment policy, including funds with names suggesting a focus in investments with particular characteristics (e.g., growth or value) or with terms that reference a thematic investment focus (e.g., environmental, social, or governance factors). The amendments will require that a fund review its name for compliance with the rule. If needed, a fund may need to adopt an 80 percent investment policy and review its portfolio assets' treatment under such policy at least quarterly. The rule also requires additional prospectus disclosure and reporting and record keeping requirements. The amendments became effective on April 9, 2024. The compliance date is June 11, 2026 for Funds with more than $1 billion in assets and December 11, 2026 for Funds with less than $1 billion in assets. The Funds are in compliance with this new rule.

Note 17. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the issuance date of these financial statements and has noted no such events requiring disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

of Frank Value Fund and Camelot Event Driven Fund,

each a Series of the Frank Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Frank Value Fund, ("Value Fund") and the Camelot Event Driven Fund (“Camelot Fund”), each a series of the Frank Funds (the “Funds”), including the schedules of investments, purchased options and written options as of June 30, 2025 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”) and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities and cash owned as of June 30, 2025, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditors since 2005

Huntingdon Valley, Pennsylvania

August 28, 2025

Frank Funds

Additional information

June 30, 2025

Each Fund’s Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (888) 217-5426 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how each Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling (888) 217-5426 and (2) from the documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

Each Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT.  The Funds’ first and third fiscal quarters end on September 30 and March 31. The Form N-PORT filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-PORT are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling (888) 217-5426.

Advisory Renewal Agreement

Frank Fund

The Management Agreement between the Trust and Frank Capital Partners LLC (“Frank Capital”) as to the Frank Value Fund was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 25, 2025.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

As to the nature, extent, and quality of the services provided by Frank Capital Partners LLC, the Board considered Frank Capital Partners LLC’s investment philosophy. In addition, the Trustees reviewed Frank Capital Partners LLC’s Form ADV Parts I and II which described the operations and policies of Frank Capital Partners LLC. The Trustees reviewed a report prepared by Frank Capital Partners LLC for the Trustees with information relevant to their deliberations (the “Report”). The Report included information regarding, among other things, the personnel of Frank Capital Partners LLC and Frank Capital Partners LLC’s compliance activities. Mr. Brian Frank of Frank Capital Partners LLC certified to the Board that it had complied with the Trust’s Code of Ethics. Based on this information and their discussions with Mr. Brian Frank, the President of Frank Funds, the Trustees concluded that the nature, quality, and extent of the advisory services that Frank Capital Partners LLC has provided were reasonable and consistent with the Board’s expectations. The Board also noted there has been consistent management, ready access to the principles of the firm, and no compliance or litigation issues.

As to the Frank Value Fund’s performance, the Trustees reviewed information in the Report regarding the Frank Value Fund’s returns since inception and for the year ended March 31, 2025. The Frank Value Fund’s performance was compared to the Russell Mid Cap Value Index. The Board noted that the Frank Value Fund’s performance outperformed the Russell Mid cap Value Index and Peer Group in the three years ending 3/31/25. The Board reviewed the Russell Mid Cap Value Index and agreed it was reasonable for a mid-cap value fund like the Frank Value Fund.

The Trustees then reviewed information in the Report comparing the expense ratio of the Frank Value Fund to those of the peer group. Mr. Brian Frank noted that the Report indicates the Institutional Share Class had a total expense ratio of 1.12%, which is more than the 0.79% peer group average and more than the 0.83% peer group median. Management Fees for the Frank Value Fund are 0.91% while the peer group average is 0.66% and the median is 0.70%. The Board agreed that both the total expense ratio and the management fee compared favorably to the peer group and that the management fee was fair and reasonable considering the assets in the Frank Value Fund as well as the outperformance of the benchmark after fees.

As to profits realized by Frank Capital Partners LLC, the Board reviewed information regarding Frank Capital Partners LLC’s income and expense for calendar year 2024. The Board noted that although Frank Capital Partners LLC receives a Management Fee from the Frank Value Fund, the Administrative Fee is not enough to cover imputed costs. Thus, a portion of the Management Fee is used to pay Fund expenses. The Board then discussed additional benefits received by Frank Capital Partners LLC from the Frank Value Fund, and agreed there were none. They concluded that Frank Capital Partners LLC was not excessively profitable in relation to the Frank Value Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Frank Value Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Camelot Fund

The Management Agreement between the Trust and Camelot Event-Driven Advisors LLC (“CEDA”) as to the Camelot Event-Driven Fund was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 25, 2025.  The Trustees reviewed a memorandum describing the Trustees’ duties when considering the Management Agreement renewal.

As to the nature, extent, and quality of the services provided by Camelot Event-Driven Advisors LLC, the Board considered Camelot Event-Driven Advisors LLC’s investment philosophy. In addition, the Trustees reviewed Camelot Event-Driven Advisors LLC’s Form ADV Parts I and II which described the operations and policies of Camelot Event-Driven Advisors LLC. The Trustees reviewed a report prepared by Camelot Event-Driven Advisors LLC for the Trustees with information relevant to their deliberations (the “Report”). The Report included information regarding, among other things, the personnel of Camelot Event-Driven Advisors LLC and Camelot Event-Driven Advisors LLC’s compliance activities. Mr. Thomas Kirchner of Camelot Event-Driven Advisors LLC certified to the Board that it had complied with the Trust’s Code of Ethics. Based on this information and their discussions with Mr. Brian Frank, the President of Frank Funds, the Trustees concluded that the nature, quality, and extent of the advisory services that Camelot Event-Driven Advisors LLC has provided were reasonable and consistent with the Board’s expectations. The Board also noted there has been consistent management, ready access to the principles of the firm, and no compliance or litigation issues.

As to the Camelot Event-Driven Fund’s performance, the Trustees reviewed information in the Report regarding the Camelot Fund’s returns since inception and for the year ended March 31, 2025. The Camelot Fund’s performance was compared to the HFRX Event-Driven Index. The Board noted that the Camelot Fund’s performance outperformed the HFRX Event-Driven Index in all time periods.

As to profits realized by Camelot Event-Driven Advisors LLC, the Board reviewed information regarding Camelot Event-Driven Advisors LLC’s income and expense for calendar year 2024. The Board noted that although Camelot Event-Driven Advisors LLC receives a Management Fee from the Camelot Fund, the fee is not enough to cover imputed costs. Thus, a portion of the Management Fee is waived to pay Fund expenses. The Board then discussed additional benefits received by Camelot Event-Driven Advisors LLC from the Camelot Fund, and agreed there were none. They concluded that Camelot Event-Driven Advisors LLC was not excessively profitable in relation to the Camelot Fund.

As a result of their deliberations, the Trustees, including the Independent Trustees, determined that the overall arrangement provided under the terms of the Management Agreement was a reasonable business arrangement, and that the renewal of the Management Agreement was in the best interests of the Trust and the Camelot Event-Driven Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Board of Trustees

Brian J. Frank

Jason W. Frey

Andrea Nitta

Hemanshu Patel

Jeffry Brown

Investment Advisers

Frank Capital Partners, LLC

781 Crandon Blvd., Unit 602

Key Biscayne, FL 33149

Camelot Event-Driven Advisors, LLC

1700 Woodlands Dr., Suite 100

Maumee, OH 43537

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

UMB Financial Corporation

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Value Fund and the Camelot Fund. This report is not intended for distribution to prospective investors in the Funds, unless preceded or accompanied by an effective prospectus.

Item 8.  Changes in and Disagreements with Accountants for Open-End Management Investment Companies. Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies. Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies. The information is included as part of the material filed under Item 7 of this Form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. The information is included as part of the material filed under Item 7 of this Form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 13.  Portfolio Managers of Closed-End Funds. Not applicable.

Item 14.  Purchases of Equity Securities by Closed-End Funds. Not applicable.

Item 15.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 16.  Controls and Procedures.

(a)	Disclosure Controls & Procedures. Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANK FUNDS

By /s/ Brian J. Frank

     Brian J. Frank

     President & Treasurer

Date: September 5, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian J. Frank

     Brian J. Frank

     President & Treasurer

Date: September 5, 2025